(ICON)

The
Target Portfolio
Trust
(SYMBOL)
Annual
Report

December 31, 1998

(LOGO)

(ICON)

The Target Portfolio Trust
Table of Contents

                                         Page
Shareholder Letter                           2
Target's Shareholder Services                8
Portfolio of Investments:
Large Capitalization Growth Portfolio        9
Large Capitalization Value Portfolio        11
Small Capitalization Growth Portfolio       15
Small Capitalization Value Portfolio        19
International Equity Portfolio              24
International Bond Portfolio                27
Total Return Bond Portfolio                 29
Intermediate-Term Bond Portfolio            32
Mortgage Backed Securities Portfolio        35
U.S. Government Money Market Portfolio      37
Statements of Assets and Liabilities        38
Statements of Operations                    40
Statements of Changes in Net Assets         42
Financial Highlights                        44
Notes to Financial Statements               51
Report of Independent Accountants           56
Federal Income Tax Information              57

                                         1

Dear Target Shareholder:
Normally, the way to make money in financial markets is to buy low and sell high. But looking at last year's performance of stocks and bonds, it appears that the strategy that worked best in 1998 was "momentum investing"--buying more of the most popular, most expensive securities, and holding on as their prices became even more expensive. Companies with a history of consistent earnings and largest market capitalization--which were already expensive at the beginning of 1998--generated most of the year's stock market gains, while small-company and value stocks experienced sharp price drops. The Federal
Reserve followed with three interest rate cuts, allowing investors to focus on the benefits of the lower-rate environment. This prompted a significant fourth-quarter rebound, which reversed most of the market's losses.

The trouble began when the government of Thailand devalued its currency, the baht, in 1997. The currencies of several neighboring countries also weakened and investors grew concerned about the impact of an Asian economic slowdown.
This prompted many investors to focus on a few large, well-known companies, which were expected to have more predictable earnings and marketable stocks.
When the Russian turmoil erupted last August, the focus on security intensified, and was partially reversed toward the end of the year.

Equities: A Tale of Two Markets
A comparison of benchmark indexes illustrates the point. The
Russell Top 200
Index, reflecting stocks of companies with the largest capitalization, gained a substantial 44% over the year. However, the small-cap Russell 2000 Index actually fell by about 3%. Similarly, the S&P/Barra Growth Index returned 42% for the year versus the S&P/Barra Value Index, which was up only 15%--an unusually wide 27 percentage-point difference between returns for growth and value approaches to the market.

Performance Summary as of December 31, 1998

                                12/31/97         12/31/98
12-Month*     # of
Portfolios                         NAV              NAV
Total Return   Funds**
Large Capitalization Growth      $13.58           $18.29
44.22%
Lipper Growth Fund Avg
23.01         972

Large Capitalization Value        16.21            15.87
10.25
Growth & Income Avg
15.61         770

Small Capitalization Growth       15.57            15.35
2.55
Small Company Avg
-0.36         639

Small Capitalization Value        17.50            14.98
-6.62
Small Company Avg
-0.36         639

International Equity              14.27            15.54
15.49
International Avg
12.92         533

International Bond                 9.17             9.52
8.55
International Income Avg
11.91          51

Total Return Bond                 10.56            10.49
8.28
Corporate Debt BBB Avg
6.19          97

Intermediate-Term Bond            10.42            10.36
7.09
Intermediate Investment Grade
7.28         246

Mortgage Backed Securities        10.45            10.47
6.37
U.S. Mortgage Avg
6.15          69

U.S. Government Money Market       1.00             1.00
4.88
U.S. Government Money Fund Avg
4.89         114

* Source: Lipper Analytical Services for Lipper averages, and Prudential
Investments Fund Management for Target returns. Target returns are in boldface type. Returns assume the reinvestment of all dividends and distributions and take into account all charges and expenses applicable to an investment in each portfolio except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond and money market portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original cost.

**Represents the number of funds in each respective Lipper category.

In addition, gains in 1998 were intensely sector-specific, further separating winners from losers. The technology sector, driven by new low-cost computers and the prospect that Internet commerce will transform the way we do business, led the market in 1998. Inspired more by expectations than by current earnings, prices for computer-related stocks shot up to unprecedented levels.

The consumer cyclicals sector came in a distant second for the year, but still averaged an impressive 44% gain. Prices for Gap Inc., Lowes
Corp., Home Depot,
and Wal-Mart all more than doubled.

In our view, the industrial sector of the U.S. economy suffered a brief recession in mid-1998. The Far East is a major user of industrial products, such as machinery and metals, and Asia's economic contraction affected the sector. Finally, the energy sector was plagued by low demand throughout 1998 and a steep decline in oil prices toward the end of the year. It eked out a return of only 0.9%.

How Did Our Funds Perform?
The Large Capitalization Growth Portfolio, managed by Columbus Circle Investors and Oak Associates, benefited from the strength of growth stocks in large companies during the fourth quarter, and returned 44.22% for the year. Oak
Associates' performance was broad based to the positive side, with three particular sectors--technology, financial services, and health care--again showing good relative performance in 1998. Notable gains came from semiconductor and computer hardware stocks during the fourth quarter, with several bank and drug issues also proving helpful. Columbus Circle Investors benefitted from technology holdings, as well as from consumer cyclicals.

The Large Capitalization Value Portfolio, managed by INVESCO and Hotchkis &
Wiley, returned 10.25%, bringing its three-year cumulative performance to
70.54%. Finance was the big winner during the fourth quarter and for the year overall, as markets recovered from the summer's steep decline. Both parts of the Portfolio, however, were hampered by capital goods and energy issues.
Technology stocks were

Average Annual Total Returns as of December 31, 1998


Since
Portfolios                     One Year           Five Years
Inception*
Large Capitalization Growth     42.07%              19.57%
15.71%
Large Capitalization Value       8.60               16.38
13.65
Small Capitalization Growth      1.02               10.75
11.77 (11.76)2
Small Capitalization Value      -8.02                7.79
11.21 (11.20)2
International Equity            13.76                9.56
12.81
International Bond               7.47                N/A
3.63 (3.53)2
Total Return Bond                7.20                6.39
(6.33)2   6.85 (6.77)2
Intermediate-Term Bond           6.02                5.86
6.27 (6.25)2
Mortgage Backed Securities       5.31                6.08
(6.04)2   6.37 (6.29)2

Note: The average annual return for the Target Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.00% for the bond portfolios.

1 The inception date for all portfolios is 1/5/93, except for International
  Bond, which is 5/17/94. Past performance is not indicative of future results.

2 Without waiver of management fees and/or expense subsidization, the
  Portfolio's Average Annual Total returns would have been lower, as indicated
  in parentheses (  ).

among the high points for INVESCO, but Hotchkis & Wiley, which employs more of a "deep" value style, did not find sufficient value among any large-cap tech names. With no allocation to this sector, H&W's performance suffered.
Conversely, H&W enjoyed strength from its phone company investments, while
INVESCO lost ground after shunning these issues. There is a gap between the
Portfolio's performance and the indexes that overweight the high-priced sectors of the market. Both managers believe this performance gap will close when investors reassess the high prices they are paying for these stocks.

A fourth year of large-cap domination of the markets held the Small
Capitalization Growth Portfolio, managed by Nicholas-
Applegate Capital
Management and Investment Advisors, Inc. (IAI), to a total return of 2.55% for the year, and a cumulative total return of 79.60% over the five years ended
December 31, 1998. Increased merger activity, sizzling returns for technology stocks, and the Federal Reserve's short-term interest rate cuts helped the
Portfolio. Nicholas-Applegate's part of the Portfolio was aided by its lack of exposure to energy stocks, but suffered because its consumer services stocks trailed the sector. IAI's part of the Portfolio was hurt by its energy investments, but helped by exposure in transportation, health care, and consumer cyclicals. Both managers increased their technology weightings during the fourth quarter; IAI cut its capital goods and consumer cyclicals holdings, and increased the consumer staples weighting. The managers believe investors will continue to favor stocks with the potential to deliver the strongest earnings growth as the earnings growth rates and fundamental valuations of small-cap stocks remain stronger than large caps.

Hardest hit by market disparities was the Small
Capitalization Value Portfolio,
managed by Wood, Struthers & Winthrop Management Corp. and
Lazard Asset
Management. Mirroring a loss in the benchmark Russell 2000
Index, the Portfolio
gave up 6.62% in 1998, but has posted a cumulative total return of 56.85% over the five years ended December 31, 1998. The weakest holdings were in financial services, health care, and producer manufacturing. Energy investments also underperformed. Lazard added a REIT and several consumer discretionary holdings during the quarter; Wood, Struthers & Winthrop added to energy, health care, and technology holdings, and reduced their overweighted positions in the more cyclical capital goods and materials/processing sectors.
They expect to further
reduce their most cyclically exposed issues in favor of companies with better long-term growth prospects and reasonable valuations. Some of the fourth quarter's strongest performances came from technology issues. Wood, Struthers
& Winthrop's part of the Portfolio also enjoyed gains from capital goods issues, while Lazard saw certain industrial stocks perform well.

The World: A Tumultuous 12 Months
In 1998, the European stock markets took investors on a tumultuous roller coaster ride. They staged an incredible rally in the first half of the year, returning 27% through the end of June, as measured in U.S. dollars by the Morgan Stanley Capital International (MSCI) Europe Index. But investor anxiety hit Europe hard in August. Double-digit declines were almost universal and many stock markets gave up almost half of the gains made earlier in the year.

Then in the last quarter of the year, central banks around the world lowered interest rates and enthusiasm built in Europe for the year-end monetary union.
The Europe Index regained momentum, salvaging many of its losses over the summer to end the year up 29%. Finland's stock market alone returned 123% in
1998, thanks in part to its strong telecommunications and electronics industries. Asian returns for the year, however, were dominated by the contraction of the region's economy.

The International Equity Portfolio, managed by Lazard Asset
Management,
participated in the year-end rebound, finishing up 15.49%.
Performance was
helped by an underweight position in Japan, as well as strong stock selection in Europe. Strong selection of finance issues was helpful, as was an overweight of consumer goods stocks. An overweight position in the United Kingdom, France, and Germany detracted from performance, as did poor stock selection in Japan,
Italy, and Switzerland.

Bonds: Illiquidity and the Flight to Quality
During the volatile market conditions that characterized much of the year, fixed-income investors fled to the highest-quality government securities--U.S.
Treasuries--even if it meant paying more and receiving lower returns. As a result of this "flight to quality," U.S. Treasuries, as measured by the Lehman
Brothers Treasury Index, returned 10.03% in 1998, briefly driving the yield on the 30-year Treasury bond in October to its lowest level since April 1967.
(Bond yields move in the opposite direction of price.) Investors' desire to avoid risk made it difficult to find buyers for the less secure corporate bonds. Consequently, high yield corporates trailed all other sectors of the
U.S. bond market in 1998, returning just 1.60%, as measured by the Lehman
Brothers Corporate High Yield Index.

Like U.S. Treasuries, major European government bond markets were a safe port in last year's global financial storm. Emerging market bonds, however, took a completely opposite path. In 1997, the sector was the top performer among the major Lehman Brothers bond indexes. But it trailed the pack in 1998, losing
11.60% for the year. While the Russian bond market was the major underperformer by far--down 76.45% in 1998--the global financial crisis also pressured many emerging Latin American and European markets. Japan's bond market fell almost
6% in the fourth quarter, finishing flat for the year.

The stampede away from most bonds was high among factors
that spurred the
Federal
                                  5

Reserve to action late in the year, cutting the key short-term Federal funds rate to 4.75%. The cuts worked, spurring lenders to provide businesses with money. By the end of the year, battered bond markets had staged a respectable recovery. Investors began to shift money out of Treasuries back into investment-grade and high-yield corporate bonds, as well as emerging-market, mortgage backed and asset-backed securities. Had the flight to quality been allowed to continue on its path, it would have threatened the U.S. economic expansion.

Amid this volatility, the International Bond Portfolio, managed by Delaware
International Advisors, returned 8.55% in 1998 in a market where a weak dollar held average dollar-based returns to 3.5% for the year. Australian and New
Zealand holdings hurt the Portfolio early in the year, recovering somewhat in the fourth quarter. Canadian bonds performed well, but were hurt by the weakness of the Canadian dollar. Japanese issues were essentially flat for the year, while German and Dutch holdings, both within the new Eurozone market, were positive. Delaware's current strategy is a zero weighting in the Japanese market, which it believes is fundamentally overvalued. It is moderately underweighting Europe, with positions in Germany, Sweden, the Netherlands, and
Switzerland. It is selectively overweighting dollar-based markets that appear to offer better value, such as New Zealand, Canada, and Australia. Given market uncertainties, the Portfolio's duration is defensive and moderately short of its benchmark.

Pacific Investment Management Company's (PIMCO's) Total Return Bond Portfolio lagged its benchmark for the fourth quarter, returning 8.28%. As the flight to quality reversed and interest rates rose, the Portfolio's bonds with longer maturities than the index average suffered. Exposure to intermediate-maturity issues also hurt returns as the yield curve flattened. Mortgages modestly underperformed the Portfolio's benchmark, as a still-low-interest-rate environment led investors to anticipate higher prepayments. Corporates outperformed the benchmark as yield premiums narrowed; PIMCO's underweight of this sector was thus negative as well. On the other hand, holdings of below-investment-grade bonds added to returns as Fed easing calmed the markets and made investors less wary of credit risk. Modest holdings of higher-quality emerging markets bonds detracted from relative performance for the year, but began to enhance returns in the fourth quarter as yield premiums narrowed.

PIMCO's Intermediate-Term Bond Portfolio outperformed its benchmark for the last quarter of 1998, but trailed for the year, returning 7.09%. An allocation to below-investment-grade debt was a strong positive as this sector recovered from its fall sell-off. Moreover, rate cuts from the U.K. central bank sparked a rally, which benefitted the Portfolio's small holdings of U.K. short-term instruments. Despite a cautious stance in emerging markets debt and the strong fourth-quarter rally, PIMCO's allocation to the sector reduced returns for
1998. Concentrating on intermediate maturities, where yields rose most, was another slight negative for returns. However, corporates outperformed for the quarter, enhancing Portfolio returns.

During the fourth quarter of 1998, mortgages were the strongest-performing high-quality bond sector, outpacing governments and corporates by 88 and 20 basis points, respectively. The Mortgage Backed Securities
Portfolio, under
Wellington Management, returned 6.37% for the year. High-quality spread products, like mortgage-backed securities, should provide substantial yield advantages over Treasuries in the near term. Although the Portfolio's duration was increased modestly at year's end, no major changes were made to the sector allocation.

Over the course of the fourth quarter of 1998, Wellington
Management's U.S.
Government Money Market Portfolio was positioned to take advantage of year-end funding pressures, locking in relatively higher rates toward the end of the year. By buying U.S. agency securities into the new year, the manager was able to enhance the yield while maintaining a high level of liquidity. As of
December 31, 1998, the Portfolio's seven-day current yield was 4.51%.

Remaining on Target
Investors in 1998 markedly favored specific asset categories (large-cap stocks over small cap) as well as investment styles (growth over value). Target, as an asset allocation program, recognizes that these disparities will occur--sometimes dramatically--and therefore does not favor any one category at any given time. Rather than attempting to time these market cycles, Target recommends an allocation suited to each client's particular investment preferences and risk tolerance.

One of the most important components of the Target program is the ongoing due diligence and monitoring of our sub-advisers. We are pleased to inform you that we did not find it necessary to make any changes in the management of the
Portfolios during the year.

A key factor we examine in our sub-advisers, in addition to performance, is style consistency. This is particularly important in an asset allocation program--to avoid duplication among portfolios and, even more importantly, to maintain exposure to the asset category and investment discipline intended.

We appreciate your commitment to Target and having the opportunity to report to you.

Your Allocation Mainly
Determines Your Returns

Security Selection and Other 7%

        (GRAPH)

Based on a study of 82 large pension funds. Source:
Financial Analysts
Journal, May/June 1991

Asset allocation is the process of designing an overall portfolio that reflects your personal risk and return requirements. It helps you invest in specific amounts of different securities: corporates, Treasuries, small caps, large caps, foreign, etc. Asset allocation is important because, over the long term, it's usually more important to be in stocks and bonds as a whole than it is to pick individual stocks and bonds. In fact, just over 91% of a portfolio's long-term return is due to the initial allocation.

Target's asset allocations are designed for you once you complete the Target
Questionnaire. In this way, the Target program helps ensure that your overall account reflects your personal investment risk and return requirements.

Brian M. Storms, President
Prudential Investments
                                        7

Target's Shareholder Services
Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
 1) A Financial Advisor's professional guidance.
 2) Questionnaire process addresses your investment needs.
 3) Personalized investment policy statement (the
Evaluation) details your risk
    profile.
 4) Ninety recommended asset allocations or unlimited number of customized allocations are available.
 5) Access to top investment advisers who manage Target portfolios.
 6) Adviser monitoring helps ensure that they perform as expected over the long term.
 7) Adviser changes are made if long-term performance is poor.
 8) Free, unlimited allocation changes help you react to changing market conditions.
 9) Research services from Ibbotson Associates are used for allocation construction.
10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
 1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
 2) Detailed tax information, including gains, losses and average cost per share.
 3) Quarterly market commentaries address stock, bond and international markets.
 4) Quarterly adviser comments focus on their specific market expertise.

(LOGO)

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.6%

              Common Stocks--97.6%
              Automobiles--0.6%
  34,400      Ford Motor Co.................  $  2,018,850
                                              ------------

              Banks--1.9%
  76,000      BankAmerica Corp..............     4,569,500
  67,500      MBNA Corp.....................     1,683,281
                                              ------------
                                                 6,252,781
                                              ------------

              Broadcasting--1.3%
  75,793      Tele-Communications, Inc.*....     4,192,300
                                              ------------
              Business Services--0.8%
  43,200      Omnicom Group.................     2,505,600
                                              ------------

              Computers & Business Equipment--17.1%
 141,000      3Com Corp.*...................     6,318,563
 293,075      Cisco Systems, Inc.*..........    27,201,023
 395,200      Compaq Computer Corp..........    16,573,700
  13,400      International Business
                Machines Corp...............     2,475,650
  32,800      Pitney Bowes, Inc.............     2,166,850
  90,000      Xylan Corp.*..................     1,580,625
                                              ------------
                                                56,316,411
                                              ------------

              Drugs & Healthcare--12.5%
  52,950      Cardinal Health, Inc..........     4,017,581
  49,800      Eli Lilly & Co................     4,425,975
  27,800      Guidant Corp..................     3,064,950
  62,000      Medtronic, Inc................     4,603,500
  62,600      Merck & Co., Inc..............     9,245,238
  79,600      Pfizer, Inc...................     9,984,825
  60,800      Schering-Plough Corp..........     3,359,200
  36,000      Warner-Lambert Co.............     2,706,750
                                              ------------
                                                41,408,019
                                              ------------

              Electronics--12.9%
 213,800      Ascend Communications,
                Inc.*.......................    14,057,350
  20,000      Aspect Telecommunications
                Corp.*......................       345,000
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

 106,000      Linear Technology Corp.......  $  9,493,625
 200,000      Maxim Integrated Products,
                Inc.*......................     8,737,500
  34,700      Motorola, Inc................     2,118,868
   8,300      Perkin-Elmer Corp............       809,769
 110,000      Xilinx Inc.*.................     7,163,750
                                             ------------
                                               42,725,862
                                             ------------

              Financial Services--9.0%
  55,400      Associates First Capital
                Corp.......................     2,347,575
  26,900      Capital One Financial
                Corp.......................     3,093,500
  55,900      Chase Manhattan Corp.........     3,804,694
 145,550      Citigroup, Inc...............     7,204,725
  39,000      Donaldson Lufkin & Jenrette,
                Inc........................     1,599,000
  45,900      Fannie Mae...................     3,396,600
  75,000      Morgan Stanley Dean
                Witter*....................     5,325,000
  72,500      Wells Fargo & Co.............     2,895,469
                                             ------------
                                               29,666,563
                                             ------------

              Hotels & Restaurants--1.6%
  35,300      McDonald's Corp..............     2,704,863
  50,400      Tricon Global Restaurants,
                Inc........................     2,526,300
                                             ------------
                                                5,231,163
                                             ------------

              Industrial Machinery--3.1%
 239,800      Applied Materials, Inc.*.....    10,236,462
                                             ------------

              Insurance--2.5%
  65,250      American International Group,
                Inc........................     6,304,781
  24,700      CIGNA Corp...................     1,909,619
                                             ------------
                                                8,214,400
                                             ------------

              Liquor--1.1%
  54,900      Anheuser Busch, Inc..........     3,602,813
                                             ------------

              Media--1.3%
  90,600      Chancellor Media Corp.*......     4,337,475
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       9

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Miscellaneous--3.1%
 257,200      Cendant Corp.*................  $  4,902,875
  48,000      Tyco International Ltd........     3,621,000
  36,322      Waste Management, Inc.........     1,693,513
                                              ------------
                                                10,217,388
                                              ------------

              Oil & Gas--1.7%
  66,300      Enron Corp.,..................     3,783,244
  26,100      Exxon Corp....................     1,908,562
                                              ------------
                                                 5,691,806
                                              ------------

              Paper--0.5%
  41,300      Champion International
                Corp........................     1,672,650
                                              ------------

              Retail Trade--8.3%
  57,600      Costco Companies, Inc.*.......     4,158,000
  86,800      CVS Corp......................     4,774,000
  86,300      Home Depot, Inc...............     5,280,481
  86,300      Safeway Inc.*.................     5,258,906
  69,000      Staples, Inc.*................     3,014,438
  59,700      Wal-Mart Stores, Inc..........     4,861,819
                                              ------------
                                                27,347,644
                                              ------------

              Semiconductors & Equipment--6.3%
 170,000      Atmel Corp.*..................     2,603,125
 153,500      Intel Corp....................    18,199,344
                                              ------------
                                                20,802,469
                                              ------------

              Software & Services--9.0%
  36,200      America Online, Inc...........     5,792,000
 166,900      HBO & Co......................     4,787,944
  93,800      Microsoft Corp.*..............    13,008,887
 180,000      Parametric Technology
                Corp.*......................     2,947,500
  57,500      Synopsys, Inc.*...............     3,119,375
                                              ------------
                                                29,655,706
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Telecommunication--2.3%
 144,000      CIENA Corp.*.................  $  2,106,000
  93,500      NEXTEL Communications,
                Inc........................     2,208,937
  46,700      Tellabs, Inc.*...............     3,201,869
                                             ------------
                                                7,516,806
                                             ------------

              Tobacco--0.7%
  44,400      Philip Morris Co., Inc.......     2,375,400
                                             ------------
              Total common stocks
                (cost $187,130,176)........   321,988,568
                                             ------------
Principal
 Amount
 (000)        SHORT-TERM INVESTMENTS--2.7%
--------

              Repurchase Agreements--2.7%
$7,025...     State Street Bank & Trust
              Co.,
                4.25%, dated 12/31/98, due
                01/04/99 in the amount of
                $7,028,317 (cost
                $7,025,000,
                collateralized by
                $6,720,000 U.S. Treasury
                Notes, 5.75%, 8/15/03,
                value of collateral
                including accrued interest
                is $7,166,248).............     7,025,000
1,850...      State Street Bank & Trust
              Co.,
                3.25%, dated 12/31/98, due
                01/04/99 in the amount of
                $1,850,668 (cost
                $1,850,000,
                collateralized by
                $1,670,000 U.S. Treasury
                Notes, 7.25%, 5/15/04,
                value of collateral
                including accrued interest
                is $1,887,873).............     1,850,000
                                             ------------
              Total short-term investments
                (cost $8,875,000)..........     8,875,000
                                             ------------
              Total Investments--100.3%
              (cost $196,005,176; Note
                4).........................   330,863,568
              Liabilities in excess of
                other
                assets--(0.3%).............    (1,060,911)
                                             ------------
              Net Assets--100%.............  $329,802,657
                                             ------------
                                             ------------

---------------
* Non-income producing.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       10

               Large Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.9%%

              Common Stocks--98.9%

              Aerospace--3.6%
  44,000      Boeing Co.....................  $  1,435,500
  51,950      Lockheed Martin Corp..........     4,402,762
  48,800      Northrop Grumman Corp.........     3,568,500
  12,900      TRW, Inc......................       724,819
                                              ------------
                                                10,131,581
                                              ------------

              Agriculture Machinery--0.8%
  10,000      Deere & Co....................       331,250
 150,900      New Holland NV................     2,065,444
                                              ------------
                                                 2,396,694
                                              ------------
              Airlines--0.6%
  75,000      Southwest Airlines Co.........     1,682,812
                                              ------------

              Aluminum--1.6%
  39,000      Aluminum Company of America...     2,907,938
  33,100      Reynolds Metals Co............     1,743,956
                                              ------------
                                                 4,651,894
                                              ------------
              Apparel & Textiles--2.8%
  37,500      Intimate Brands, Inc..........     1,120,312
  35,000      Reebok International, Ltd.*...       520,625
 114,700      Russell Corp..................     2,329,844
 115,000      Shaw Industries, Inc..........     2,788,750
  55,000      Unifi, Inc....................     1,075,938
                                              ------------
                                                 7,835,469
                                              ------------
              Auto Parts--1.2%
  54,900      Dana Corp.....................     2,244,037
  39,000      Genuine Parts Co..............     1,304,063
                                              ------------
                                                 3,548,100
                                              ------------

              Automobiles--4.0%
 122,000      Ford Motor Co.................     7,159,875
  58,000      General Motors Corp...........     4,150,625
                                              ------------
                                                11,310,500
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Banks--7.5%
 115,960      Bank One Corp................  $  5,921,207
  46,200      BankAmerica Corp.............     2,777,775
  25,000      Chase Manhattan Corp.........     1,701,563
  51,700      First Union Corp.............     3,144,006
  40,000      Keycorp......................     1,280,000
  45,000      National City Corp...........     3,262,500
  35,000      Wachovia Corp................     3,060,313
                                             ------------
                                               21,147,364
                                             ------------

              Brewery--0.5%
  21,100      Anheuser Busch Companies,
                Inc........................     1,384,687
                                             ------------

              Building & Construction--0.3%
  24,000      Harsco Corp..................       730,500
                                             ------------

              Building Products--0.9%
  45,900      Georgia-Pacific Corp.........     1,092,994
  35,000      York International Corp......     1,428,437
                                             ------------
                                                2,521,431
                                             ------------

              Business Services--0.4%
  35,000      First Data Corp..............     1,109,063
                                             ------------

              Chemicals--2.5%
  42,500      Dow Chemical Co..............     3,864,844
  22,000      Du Pont (E.I.) De Nemours &
                Co.........................     1,167,375
  27,000      Eastman Chemical Co..........     1,208,250
  25,000      Nalco Chemical Co............       775,000
                                             ------------
                                                7,015,469
                                             ------------

              Computers & Business Equipment--4.4%
  80,000      Compaq Computer Corp.........     3,355,000
  36,000      Hewlett-Packard Co...........     2,459,250
  14,000      International Business
                Machines Corp..............     2,586,500
  30,000      Pitney Bowes, Inc............     1,981,875
  25,000      Sun Microsystems, Inc........     2,140,625
                                             ------------
                                               12,523,250
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       11

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Conglomerate--2.5%
  59,200      Dover Corp....................  $  2,168,200
  38,300      Hanson PLC. (ADR).............     1,493,700
  44,100      Scana Corp....................     1,422,225
  28,000      Textron, Inc..................     2,126,250
                                              ------------
                                                 7,210,375
                                              ------------

              Consumer Products--1.3%
  33,400      Eastman Kodak Co..............     2,404,800
  45,000      Fortune Brands, Inc...........     1,423,125
                                              ------------
                                                 3,827,925
                                              ------------

              Domestic Oil--1.1%
  20,000      Atlantic Richfield Co.........     1,305,000
  56,600      USX - Marathon Group..........     1,705,075
                                              ------------
                                                 3,010,075
                                              ------------

              Drugs & Healthcare--7.4%
  65,000      Abbott Laboratories...........     3,185,000
  66,800      American Home Products
                Corp........................     3,761,675
  66,666      Astra AB Class A (ADR)........     1,379,153
  13,000      Baxter International, Inc.....       836,063
  28,000      Bristol Myers Squibb Co.......     3,746,750
  80,000      Columbia/HCA Healthcare
                Corp........................     1,980,000
  15,000      Merck & Co., Inc..............     2,215,312
  55,000      Mylan Laboratories............     1,732,500
  40,000      Schering Plough Corp..........     2,210,000
                                              ------------
                                                21,046,453
                                              ------------
              Electric Utilities--5.2%
  50,000      Central & South West Corp.....     1,371,875
  24,000      CMS Energy Corp...............     1,162,500
  40,000      DTE Energy Co.................     1,715,000
  32,000      Edison International..........       892,000
  27,400      Entergy Corp..................       852,825
  21,000      General Public Utilities
                Corp........................       927,938
  40,100      PacifiCorp....................       844,606
  36,000      PECO Energy Co................     1,498,500
  33,835      PP & L Resources, Inc.........       943,151
  28,800      Public Service Enterprise
                Group, Inc..................     1,152,000
  80,000      Southern Co...................     2,325,000
  21,832      Texas Utilities Co............     1,019,281
                                              ------------
                                                14,704,676
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Electrical Equipment--1.2%
  20,000      Emerson Electric Co..........  $  1,210,000
  40,000      Raytheon Co., Class B........     2,130,000
                                             ------------
                                                3,340,000
                                             ------------

              Electronics--1.3%
  25,000      Motorola, Inc................     1,526,563
  45,000      Rockwell International
                Corp.......................     2,185,312
                                             ------------
                                                3,711,875
                                             ------------

              Energy--0.7%
  74,000      Illinova Corp................     1,850,000
                                             ------------

              Financial Services--5.9%
  60,050      Associates First Capital
                Corp.......................     2,544,619
  89,500      Federal National Mortgage
                Association................     6,623,000
  48,265      Household International,
                Inc........................     1,912,501
  40,000      Morgan Stanley Dean Witter
                Discover & Co..............     2,840,000
  15,090      Waddell & Reed Financial,
                Inc........................       352,087
  67,032      Washington Mutual, Inc.......     2,559,784
                                             ------------
                                               16,831,991
                                             ------------

              Food & Beverages--2.3%
 150,215      Archer-Daniels Midland Co....     2,581,820
  50,000      PepsiCo, Inc.................     2,046,875
  90,000      Tyson Foods, Inc. (Class
                A).........................     1,912,500
                                             ------------
                                                6,541,195
                                             ------------

              Forest Products--2.4%
  20,700      Georgia-Pacific Corp.........     1,212,244
  50,000      Kimberly-Clark Corp..........     2,725,000
  55,000      Weyerhaeuser Co..............     2,794,687
                                             ------------
                                                6,731,931
                                             ------------

              Gas & Pipeline Utilities--0.4%
  27,000      Eastern Enterprises, Inc.....     1,181,250
                                             ------------

              Household Appliances & Home
                Furnishings--1.5%
  77,000      Whirlpool Corp...............     4,263,875
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Industrial Machinery--0.5%
  32,000      Caterpillar, Inc..............  $  1,472,000
                                              ------------
              Insurance--9.4%
  75,458      American General Corp.........     5,885,724
  19,000      Lincoln National Corp.........     1,554,438
  15,000      Loews Corp....................     1,473,750
  57,000      Marsh & McLennan Companies,
                Inc.........................     3,330,937
  55,000      MGIC Investment Corp..........     2,189,687
  89,175      Old Republic International
                Corp........................     2,006,438
 103,000      SAFECO Corp...................     4,422,562
  31,000      St. Paul Companies, Inc.......     1,077,250
  80,200      TIG Holdings, Inc.............     1,248,113
  50,000      Torchmark Corp................     1,765,625
  14,000      Transamerica Corp.............     1,617,000
                                              ------------
                                                26,571,524
                                              ------------

              International Oil--4.6%
  50,000      Amoco Corp....................     3,018,750
 116,200      Occidental Petroleum Corp.....     1,960,875
  75,000      Phillips Petroleum Co.........     3,196,875
  50,000      Repsol S.A. (ADR).............     2,731,250
   3,700      Texaco, Inc...................       195,638
  65,000      YPF Sociedad Anonima (ADR)....     1,815,937
                                              ------------
                                                12,919,325
                                              ------------

              Mining--1.0%
  55,500      Phelps Dodge Corp.............     2,823,562
                                              ------------
              Miscellaneous--1.1%
  82,900      Tenneco, Inc..................     2,823,782
  24,200      Usec, Inc.....................       335,775
                                              ------------
                                                 3,159,557
                                              ------------
              Paper--1.3%
  41,999      International Paper Co........     1,882,080
  26,000      Union Camp Corp...............     1,755,000
                                              ------------
                                                 3,637,080
                                              ------------
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Petroleum Services--0.7%
  40,000      Norsk Hydro A S..............  $  1,367,500
  25,600      Ultramar Diamond Shamrock....       620,800
                                             ------------
                                                1,988,300
                                             ------------

              Plastics--0.2%
  42,200      Tupperware Corp..............       693,663
                                             ------------

              Pollution Control--1.4%
  39,961      Browning Ferris Industries,
                Inc........................     1,136,391
  58,349      Waste Management, Inc........     2,720,522
                                             ------------
                                                3,856,913
                                             ------------

              Railroads & Equipment--1.6%
  14,000      CSX Corp.....................       581,000
 125,000      Norfolk Southern Corp........     3,960,937
                                             ------------
                                                4,541,937
                                             ------------

              Retail Trade--1.5%
  27,200      May Department Stores Co.....     1,642,200
  31,800      Penny (J.C.) Co., Inc........     1,490,625
  28,800      Sears, Roebuck & Co..........     1,224,000
                                             ------------
                                                4,356,825
                                             ------------

              Software--0.5%
  35,000      Computer Associates
                International, Inc.........     1,491,875
                                             ------------

              Steel--1.3%
  35,000      Nucor Corp...................     1,513,750
 100,100      USX-U.S. Steel Group, Inc....     2,302,300
                                             ------------
                                                3,816,050
                                             ------------

              Telephone--3.3%
  49,900      ALLTEL Corp..................     2,984,644
  49,300      AT&T Corp....................     3,709,825
  13,500      GTE Corp.....................       877,500
  31,692      SBC Communications, Inc......     1,699,483
                                             ------------
                                                9,271,452
                                             ------------

              Tires & Rubber--0.5%
  65,000      Cooper Tire & Rubber Co......     1,328,438
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Tobacco--3.6%
 193,000      Philip Morris Companies,
                Inc.........................  $ 10,325,500
                                              ------------

              Toys & Amusements--0.5%
  60,000      Mattel, Inc...................     1,368,750
                                              ------------

              Trucking & Freight Forwarding--0.2%
  20,000      Ryder System, Inc.............       520,000
                                              ------------

              Technology & Services--1.4%
  80,000      Electronic Data Systems
                Corp........................     4,020,000
                                              ------------
              Total common stocks
                (cost $200,131,346).........   280,403,186
                                              ------------

              SHORT-TERM INVESTMENTS--0.3%
 956,726      Seven Seas Series Government
                Fund
                4.70%**, (cost $956,726)....       956,726
                                              ------------
              Total Investments--99.2%
              (cost $201,088,072; Note 4)...   281,359,912
              Other assets in excess of
                liabilities--0.8%...........     2,127,723
                                              ------------
              Net Assets--100%..............  $283,487,635
                                              ------------
                                              ------------

---------------
 * Non-income producing.
** Rate represents yield at purchase date.
ADR--American Depository Receipts.

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       14

               Small Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--96.5%

                Common Stocks--96.5%

                Aerospace--0.6%
    17,200      Gulfstream Aerospace Corp....  $    915,900
                                               ------------

                Airlines--1.0%
    12,100      America West Holdings
                  Corp.*.....................       205,700
    43,200      SkyWest, Inc.................     1,412,100
                                               ------------
                                                  1,617,800
                                               ------------

                Apparel & Textiles--3.6%
    34,600      Jones Apparel Group, Inc.*...       763,363
    31,650      Mohawk Industries, Inc.*.....     1,331,278
    14,900      Nautica Enterprises, Inc.*...       223,500
    55,400      Tarrant Apparel Group........     2,202,150
    34,000      The First Years, Inc.........       537,625
    11,900      Tommy Hilfiger Corp.
                  (The)*.....................       714,000
                                               ------------
                                                  5,771,916
                                               ------------
                Auto/Truck Equipment--1.1%
   136,400      Aftermarket Technology
                  Corp*......................     1,074,150
    17,000      Arvin Industries, Inc........       708,687
                                               ------------
                                                  1,782,837
                                               ------------

                Banks--0.4%
    24,300      Dime Community Bancshares....       501,187
     8,700      FirstFed Financial Corp.*....       155,513
                                               ------------
                                                    656,700
                                               ------------

                Broadcasting--3.9%
    72,494      Clear Channel Communications,
                  Inc.*......................     3,950,923
    27,900      Echostar Communications
                  Corp.......................     1,349,662
    44,700      Sinclair Broadcast Group,
                  Inc.*......................       874,444
                                               ------------
                                                  6,175,029
                                               ------------

                Building Products--0.8%
    47,700      Service Experts, Inc.*.......     1,395,225
                                               ------------

              Business Services--12.9%
  24,600      ADVO, Inc....................  $    648,825
 107,900      American Management Systems,
                Inc.*......................     4,316,000
  61,300      Billing Info Concepts
                Corp.......................       674,300
  32,900      BISYS Group, Inc. (The)*.....     1,698,462
  38,100      Catalina Marketing Corp.*....     2,605,087
 109,800      CCC Information Services
                Group, Inc.*...............     1,894,050
  20,900      INSpire Insurance Solutions,
                Inc.*......................       384,038
  14,000      Kronos, Inc..................       620,375
  53,850      Labor Ready, Inc.*...........     1,060,172
  29,700      On Assignment, Inc*..........     1,024,650
  70,000      Quanta Services, Inc.*.......     1,544,375
  11,400      Robert Half International,
                Inc.*......................       509,438
  31,700      Scientific Games Holdings
                Corp.*.....................       598,337
  62,500      Telespectrum Worldwide
                Inc.*......................       613,281
  40,300      UBICS, Inc.*.................       216,613
  73,800      Zebra Technologies Corp.*....     2,121,750
                                             ------------
                                               20,529,753
                                             ------------

              Chemicals--0.6%
   6,300      Minerals Technologies,
                Inc........................       257,906
   8,300      Waters Corp..................       724,175
                                             ------------
                                                  982,081
                                             ------------

              Commercial Services--0.3%
  19,700      Ogden Corp...................       493,731
                                             ------------

              Communication Equipment & Services--3.0%
  63,200      Centennial Cellular Corp.*...     2,591,200
  66,800      Tekelec*.....................     1,106,375
  29,700      Xircom, Inc..................     1,009,800
                                             ------------
                                                4,707,375
                                             ------------

              Computers & Business Equipment--8.6%
 228,077      Artesyn Technologies, Inc....     3,193,078
  89,900      Black Box Corp.*.............     3,404,962
  57,800      Computer Network
                Technology.................       722,500
  26,400      Cybex Computer Products
                Corp.*.....................       775,500
  52,400      InterVoice, Inc..............     1,807,800
  89,800      Mastech Corp.*...............     2,570,525
  52,800      Spyglass, Inc................     1,161,600
                                             ------------
                                               13,635,965
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       15

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Contruction Materials--0.9%
    17,800      Centex Construction Products,  $
                  Inc........................       723,125
    21,000      Granite Construction, Inc....       704,812
                                               ------------
                                                  1,427,937
                                               ------------
                Drugs & Healthcare--6.8%
    28,200      Allegiance Corp..............     1,314,825
    21,400      Alpharma Inc.................       755,688
    35,767      Cardinal Health, Inc.........     2,713,821
    40,500      First Commonwealth, Inc.*....       536,625
     9,500      IMPATH, Inc.*................       251,750
     8,200      Pacificare Health Systems....       651,900
    13,300      Pediatrix Medical Group,
                  Inc........................       797,169
    38,400      Resmed, Inc..................     1,742,400
    28,000      Roberts Pharmaceutical
                  Corp.......................       609,000
    42,000      Sunquest Information Systems,
                  Inc.*......................       593,250
    24,200      Trigon Healthcare, Inc.......       902,962
                                               ------------
                                                 10,869,390
                                               ------------

                Educational Services--4.3%
   134,900      Apollo Group, Inc.*..........     4,569,737
    63,200      Strayer Education, Inc.*.....     2,227,800
                                               ------------
                                                  6,797,537
                                               ------------
                Electronics--1.6%
    13,600      Anaren Microwave, Inc.*......       287,300
    24,900      Cree Research, Inc.*.........     1,192,087
    30,700      DSP Group, Inc.*.............       640,863
    25,500      Tollgrade Communications,
                  Inc........................       490,875
                                               ------------
                                                  2,611,125
                                               ------------
                Energy--0.5%
    24,200      Noble Affiliates, Inc........       595,925
    16,900      Nuevo Energy Co.*............       194,350
                                               ------------
                                                    790,275
                                               ------------

                Financial Services--5.8%
    36,400      AmeriCredit Corp.*...........       502,775
    58,800      CMAC Investment Corp.........     2,701,125
    40,600      Eaton Vance Corp.............       847,525
    47,000      Enhance Financial Services
                  Group, Inc.................     1,410,000
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  58,100      Federated Investors, Inc.....  $  1,053,062
  54,700      Homegold Financial, Inc......        27,350
  14,000      Metris Companies, Inc........       704,375
  92,200      Right Management Consultants,
                Inc.*......................     1,359,950
  85,300      Unicapital Corp.*............       629,088
                                             ------------
                                                9,235,250
                                             ------------

              Food & Beverages--0.5%
  13,800      Canandaigua Brands, Inc.*....       797,813
                                             ------------

              Homebuilders--2.2%
  32,800      Lennar Corp..................       828,200
  27,700      Pulte Corp...................       770,406
  31,100      Ryland Group, Inc.*..........       898,013
  64,575      Watsco, Inc..................     1,081,631
                                             ------------
                                                3,578,250
                                             ------------

              Home Furnishings--0.5%
   8,200      Ethan Allen Interiors,
                Inc........................       336,200
  24,000      Stanley Furniture Company,
                Inc.*......................       438,000
                                             ------------
                                                  774,200
                                             ------------

              Household Products--0.4%
  78,300      WMS Industries, Inc..........       577,463
                                             ------------

              Industrial Machinery--1.8%
  13,000      Briggs & Stratton Corp.......       648,375
  21,800      Manitowoc Co., Inc.(The).....       967,375
 104,800      PPT Vision, Inc*.............       524,000
  15,800      York International Corp......       644,837
                                             ------------
                                                2,784,587
                                             ------------

              Insurance--2.6%
  18,400      Amerin Corp.*................       434,700
  26,950      Fidelity National Financial,
                Inc........................       821,975
  22,800      First American Financial
                Corp.......................       732,450
  19,588      MBIA, Inc....................     1,284,238
   4,700      Mutual Risk Management,
                Ltd........................       183,888
  12,500      Stewart Information Services
                Corp.......................       725,000
                                             ------------
                                                4,182,251
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       16

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Manufacturing--0.9%
    34,900      Aptargroup, Inc..............  $    979,381
    93,100      Flanders Corp.*..............       378,219
                                               ------------
                                                  1,357,600
                                               ------------

                Media--2.2%
   190,366      Nielsen Media Research,
                  Inc........................     3,426,588
                                               ------------

                Medical & Dental Supplies--7.9%
   113,100      Mentor Corp..................     2,650,781
    32,200      Patterson Dental Co.*........     1,400,700
    31,900      Perclose, Inc.*..............     1,056,688
   152,800      Respironics, Inc.*...........     3,060,775
    53,600      Safeskin Corp.*..............     1,293,100
    13,200      VISX, Inc.*..................     1,154,175
    61,950      Xomed Surgical Products,
                  Inc.*......................     1,982,400
                                               ------------
                                                 12,598,619
                                               ------------
                Miscellaneous--0.3%
    42,000      JLK Direct Distribution,
                  Inc........................       427,875
                                               ------------

                Office Equipment & Services--1.3%
    50,800      Miller (Herman), Inc.........     1,365,250
    27,400      United Stationers, Inc.*.....       712,400
                                               ------------
                                                  2,077,650
                                               ------------

                Oil Field/Equipment & Services--1.2%
    23,900      Gerber Scientific, Inc.......       569,119
    80,100      Petroleum Geo-Services ASA
                  (ADR)*.....................     1,261,575
                                               ------------
                                                  1,830,694
                                               ------------

                Pollution Control Equipment &
                  Services--0.3%
    24,800      Superior Services, Inc.*.....       497,550
                                               ------------

                Printing & Publishing--1.7%
     8,300      Banta Corp...................       227,213
    48,300      Valassis Communications,
                  Inc.*......................     2,493,487
                                               ------------
                                                  2,720,700
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Publishing--0.9%
  16,000      Houghton Mifflin Co..........  $    756,000
  45,900      Ziff Davis Incorporated*.....       725,794
                                             ------------
                                                1,481,794
                                             ------------

              Restaurants--0.5%
  37,000      Foodmaker, Inc*..............       816,313
                                             ------------

              Retail Trade--5.7%
  10,800      American Eagle Outfitters,
                Inc.*......................       719,550
  35,000      Ames Department Stores,
                Inc.*......................       945,000
  39,600      Barnett, Inc.*...............       544,500
  20,100      Best Buy Co., Inc............     1,233,637
  25,900      Intimate Brands, Inc.........       773,763
  53,500      Lithia Motors, Inc.*.........       882,750
  53,700      MSC Industrial Direct,
                Inc........................     1,214,962
  49,500      Musicland Stores Corp.*......       739,406
  30,100      Ross Stores, Inc.............     1,185,188
  42,300      Trans World Entertainment
                Corp.*.....................       806,344
                                             ------------
                                                9,045,100
                                             ------------

              Semiconductors & Equipment--0.8%
  28,400      Vitesse Semiconductor
                Corp.*.....................     1,295,750
                                             ------------

              Software--4.6%
  16,350      Citrix Systems, Inc.*........     1,586,972
   5,000      Henry Jack & Associates,
                Inc........................       248,750
  25,700      IMRglobal Corp...............       756,544
  39,800      Keane, Inc.*.................     1,589,512
  28,800      Siebel Systems Inc.*.........       977,400
  30,300      The Learning Company,
                Inc.*......................       785,906
  43,600      Timberline Software Corp.....       599,500
  15,000      Transaction Systems
                Architects, Inc.*..........       750,000
                                             ------------
                                                7,294,584
                                             ------------

              Telecommunication--0.6%
  23,600      International Telecomm.
                Systems, Inc.*.............       348,100
  30,300      Skytel Communications,
                Inc.*......................       670,388
                                             ------------
                                                1,018,488
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       17

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Transportation--2.4%
    84,300      Coach USA, Inc.*.............  $  2,924,156
    23,300      Navistar International
                  Corp.*.....................       664,050
     4,500      XTRA Corp....................       186,188
                                               ------------
                                                  3,774,394
                                               ------------

                Trucking & Freight--0.5%
    16,200      Hertz Corp...................       739,125
                                               ------------
                Total common stocks
                  (cost $118,802,226)........   153,493,214
                                               ------------

                SHORT-TERM INVESTMENTS--4.4%

                Other--2.2%
   456,000      Seven Seas Money Market Fund
                  4.89%**....................       455,817
 3,073,000      Seven Seas Series Government
                  Fund
                  4.69%**....................     3,072,950
                                               ------------
                Total other
                  (cost $3,528,767)..........     3,528,767
                                               ------------
Principal
  Amount
  (000)         Commercial Paper--2.2%
----------
$    3,507      Northern States Power. Co.,
                  5.05%, 1/4/99
                  (cost $3,505,524)..........     3,505,524
                                               ------------
                Total short-term investments
                  (cost $7,034,291)..........     7,034,291
                                               ------------
                Total Investments--100.9%
                (cost $125,836,517; Note
                  4).........................   160,527,505
                Liabilities in excess of
                  other
                  assets--(0.9%).............    (1,545,069)
                                               ------------
                Net Assets--100%.............  $158,982,436
                                               ------------
                                               ------------

------------------
 * Non-income producing security.
** Rate represents yield at purchase date.
ADR--American Depository Receipt.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       18

               Small Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--98.4%
              Common Stocks--98.4%

              Aerospace--0.1%
   7,000      Aeroquip-Vickers, Inc.........  $    209,562
                                              ------------

              Apparel & Textiles--1.6%
     137      Albany International Corp.,
                Cl. A.......................         2,595
  57,100      Culp, Inc.....................       449,662
  48,200      Oakley, Inc.*.................       454,887
  51,000      Stride Rite Corp..............       446,250
  15,000      Unifi, Inc....................       293,438
  20,100      Unitog Co.....................       577,875
                                              ------------
                                                 2,224,707
                                              ------------
              Auto Related--3.0%
  21,800      Borg-Warner Automotive,
                Inc.........................     1,216,712
  35,600      Budget Group, Inc.*...........       565,150
  29,800      Modine Manufacturing Co.......     1,080,250
  49,648      Myers Industries, Inc.........     1,421,174
                                              ------------
                                                 4,283,286
                                              ------------

              Automobiles--1.2%
  13,100      Dura Automotive Systems,
                Inc.*.......................       447,037
  49,700      Tower Automotive, Inc.*.......     1,239,394
                                              ------------
                                                 1,686,431
                                              ------------

              Banks--4.9%
  16,100      Bank United Corp..............       631,925
  17,000      First American Corp...........       754,375
  37,000      Firstmerit Corp...............       994,375
  29,213      HUBCO, Inc....................       880,042
  45,000      Independent Bank Corp. -
                Mass........................       781,875
  35,750      People's Bank.................       987,594
  22,000      Southwest Bancorporation of          393,250
                Texas, Inc.*................
  10,700      Staten Islands Bancorp,
                Inc.........................       213,331
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  35,550      Susquehanna Bancshares,
                Inc........................  $    727,664
  42,400      The Colonial BancGroup,
                Inc........................       508,800
                                             ------------
                                                6,873,231
                                             ------------

              Broadcasting--0.5%
  11,900      NTL, Inc.....................       671,606
                                             ------------

              Building & Construction--3.3%
  47,300      Apogee Enterprises, Inc......       532,125
  33,000      Carlisle Co., Inc............     1,703,625
  18,900      Hughes Supply, Inc...........       552,825
  21,800      Jacobs Engineering Group,
                Inc.*......................       888,350
  16,500      Martin Marietta Materials,
                Inc........................     1,026,094
                                             ------------
                                                4,703,019
                                             ------------

              Business Services--0.9%
  70,600      Bowne & Co., Inc.............     1,261,975
                                             ------------

              Chemicals--4.1%
  36,600      Cambrex Corp.................       878,400
  28,250      Ferro Corp...................       734,500
  10,500      Fuller (H.B.) Co.............       505,313
  33,050      Learonal, Inc................     1,119,569
  64,600      M.A. Hanna Co................       795,387
  57,662      RPM, Inc.....................       922,592
  37,400      Schulman (A.), Inc...........       848,512
                                             ------------
                                                5,804,273
                                             ------------

              Communication--0.9%
  72,200      Allen Telecom, Inc.*.........       482,837
  32,700      Vanguard Cellular System,
                Inc.*......................       844,069
                                             ------------
                                                1,326,906
                                             ------------

              Computers & Business Equipment--1.5%
  54,600      MTS Systems Corp.............       737,100
  61,500      Planar Systems, Inc.*........       418,969
  32,800      Wang Laboratories, Inc.*.....       910,200
                                             ------------
                                                2,066,269
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Construction & Mining Equipment--0.6%
  50,700      JLG Industries, Inc...........  $    792,188
                                              ------------

              Contruction Materials--0.3%
  13,200      Lone Star Industries, Inc.....       485,925
                                              ------------

              Diversified Industrials--2.8%
  35,500      Applied Power, Inc............     1,340,125
  25,200      Brady (W.H.) Co...............       678,825
  41,400      Teleflex, Inc.................     1,888,875
                                              ------------
                                                 3,907,825
                                              ------------
              Drugs & Healthcare--5.2%
   7,900      ADAC Laboratories*............       157,753
  53,300      Apria Healthcare Group,
                Inc.*.......................       476,369
  25,500      Arrow International, Inc......       800,062
  15,800      Beckman Coulter, Inc..........       857,150
  21,700      Integrated Health Services,
                Inc.........................       306,512
  35,000      Invacare Corp.................       840,000
 103,100      Perrigo Co.*..................       908,569
  45,100      Sun Healthcare Group, Inc.*...       295,969
  49,500      Sunrise Medical, Inc.*........       615,656
  21,100      Vital Signs, Inc..............       369,250
  50,500      West Co., Inc.................     1,802,219
                                              ------------
                                                 7,429,509
                                              ------------

              Electric Utilities--1.2%
  31,200      Calpine Corp.*................       787,800
  23,000      Sierra Pacific Resources......       874,000
                                              ------------
                                                 1,661,800
                                              ------------

              Electrical Equipment--3.1%
  64,100      Anixter International,
                Inc.*.......................     1,302,031
  27,900      Belden, Inc...................       591,131
  20,800      Oak Industries, Inc.*.........       728,000
  34,200      Technitrol, Inc...............     1,090,125
  51,500      Woodhead Industries, Inc......       669,500
                                              ------------
                                                 4,380,787
                                              ------------

              Electronics--7.9%
  29,800      Bell & Howell Co.*............     1,126,812
  39,800      Credence Systems Corp.*.......       736,300
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  27,700      Dallas Semiconductor Corp....  $  1,128,775
  12,950      Dynatech Corp.*..............        35,613
  18,000      Electro Scientific
                Industries, Inc.*..........       815,625
  22,400      Electronics for Imaging,
                Inc.*......................       900,200
  42,400      Esterline Technologies
                Corp.*.....................       922,200
  20,100      Harman International
                Industries, Inc............       766,313
  66,400      Kemet Corp.*.................       747,000
  21,700      Lam Research Corp.*..........       386,531
  17,400      Lattice Semiconductor
                Corp.*.....................       798,769
  56,050      Methode Eletronics, Inc......       875,781
  16,950      Nichols Research Corp.*......       353,831
  87,800      Pioneer Standard Electronics,
                Inc........................       823,125
  67,200      VLSI Technology, Inc.*.......       735,000
                                             ------------
                                               11,151,875
                                             ------------

              Food - Service/Lodging--1.5%
  31,700      Luby's Cafeterias, Inc.......       489,369
  64,000      Marcus Corp..................     1,040,000
  23,400      Sbarro, Inc..................       612,787
                                             ------------
                                                2,142,156
                                             ------------

              Foods--3.2%
  24,800      American Italian Pasta
                Co.*.......................       654,100
   3,800      Aurora Foods, Inc.*..........        75,287
   7,200      International Multifoods
                Corp.......................       185,850
  24,150      Lancaster Colony Corp........       775,819
  16,100      Lance, Inc...................       320,994
  17,500      Ralcorp Holdings, Inc.*......       319,375
  53,200      Universal Foods Corp.........     1,459,675
  32,500      Vlasic Foods International,
                Inc.*......................       773,906
                                             ------------
                                                4,565,006
                                             ------------

              Gas & Pipeline Utilities--1.8%
  17,200      KN Energy, Inc...............       625,650
  21,600      National Fuel Gas Co.........       976,050
  45,100      Wicor, Inc...................       983,744
                                             ------------
                                                2,585,444
                                             ------------

              Homebuilders--1.3%
  12,400      Kaufman & Broad Home Corp....       356,500
  35,400      Toll Brothers, Inc.*.........       798,712
  47,900      Walter Industries, Inc.*.....       733,469
                                             ------------
                                                1,888,681
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       20

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Hospital Supplies & Services--1.6%
  47,100      Magellan Health Services,
                Inc.*.......................  $    394,462
  88,650      Sierra Health Services,
                Inc.*.......................     1,867,191
                                              ------------
                                                 2,261,653
                                              ------------

              Hotels & Restaurants--1.2%
  53,400      Lone Star Steakhouse & Saloon,
                Inc.*.......................       490,613
  42,900      Prime Hospitality Corp.*......       453,131
  60,400      Ryan's Family Steak Houses,
                Inc.*.......................       747,450
                                              ------------
                                                 1,691,194
                                              ------------
              Household Appliances & Home
                Furnishings--2.2%
  24,000      Bassett Furniture Industries,
                Inc.........................       579,000
  40,900      Chromcraft Revington, Inc.*...       677,406
  44,700      Furniture Brands
                International, Inc.*........     1,218,075
  22,100      Libbey, Inc...................       639,519
                                              ------------
                                                 3,114,000
                                              ------------

              Industrial & Machinery--8.1%
  21,100      Briggs & Stratton Corp........     1,052,362
  39,225      Crane Co......................     1,184,105
  41,500      First Brands Corp.............     1,636,656
  29,300      Graco, Inc....................       864,350
  12,000      Hussmann International,
                Inc.........................       232,500
  41,600      MagneTek, Inc.*...............       481,000
  63,809      Mark IV Industries, Inc.......       829,517
  22,500      OmniQuip International,
                Inc.........................       337,500
  32,700      Polaris Industries, Inc.......     1,281,431
  50,200      Regal-Beloit Corp.............     1,154,600
  36,900      Scotsman Industries, Inc......       758,756
  26,400      Standex International Corp....       693,000
  39,900      Watts Industries, Inc., Cl.
                A...........................       663,338
  27,800      Wyman-Gordon Co.*.............       284,950
                                              ------------
                                                11,454,065
                                              ------------
              Insurance--8.2%
  46,300      Amerin Corp.*.................     1,093,837
  12,900      Arthur J. Gallagher & Co......       569,213
  19,200      Blanch (E.W.) Holdings,
                Inc.........................       910,800
   7,628      Delphi Financial Group, Inc.,
                Cl. A*......................       399,993
  31,200      Enhance Financial Services
                Group, Inc..................       936,000
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

   7,600      Executive Risk, Inc..........  $    417,525
  31,490      Frontier Insurance Group,
                Inc........................       405,434
  34,700      HCC Insurance Holdings,
                Inc........................       611,587
  65,100      Horace Mann Educators
                Corp.......................     1,855,350
  37,700      NAC Re Corp..................     1,769,544
   3,400      Orion Capital Corp...........       135,363
  25,000      Poe & Brown, Inc.............       873,437
  33,200      Protective Life Corp.........     1,321,775
  27,000      Reliance Group Holdings,
                Inc........................       347,625
                                             ------------
                                               11,647,483
                                             ------------

              Leisure And Recreation--0.0%
     200      K2, Inc......................         2,063
                                             ------------

              Manufacturing--2.6%
  31,800      ACX Technologies, Inc.*......       421,350
  30,625      Clarcor, Inc.................       612,500
  40,000      Flowserve Corp...............       662,500
  58,600      Lydall, Inc.*................       695,875
  20,350      Osmonics, Inc.*..............       171,703
  29,000      Roper Industries, Inc........       590,875
  36,500      Silicon Valley Group,
                Inc.*......................       465,375
                                             ------------
                                                3,620,178
                                             ------------

              Miscellaneous--1.4%
  36,800      Aptargroup, Inc..............     1,032,700
  36,365      Nielsen Media Research,
                Inc........................       654,570
  45,900      Unisource Worldwide, Inc.....       332,775
                                             ------------
                                                2,020,045
                                             ------------

              Office Equipment--0.4%
  23,800      Hon Industries, Inc..........       569,713
                                             ------------

              Oil & Gas--1.6%
  22,700      Devon Energy Corp............       696,606
  81,200      Helmerich & Payne, Inc.......     1,573,250
                                             ------------
                                                2,269,856
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Oil & Gas - Production/Pipeline--1.1%
  31,900      Barrett Resources Corp.*......  $    765,600
  48,000      Snyder Oil Corp...............       639,000
  23,900      Tuboscope, Inc.*..............       194,188
                                              ------------
                                                 1,598,788
                                              ------------

              Oil-Supplies & Construction--0.4%
  50,000      Newpark Resources, Inc.*......       340,625
  12,700      Tidewater, Inc................       294,481
                                              ------------
                                                   635,106
                                              ------------

              Paper & Related Products--0.9%
   5,200      Chesapeake Corp...............       191,750
  62,200      Wausau Paper Co...............     1,100,163
                                              ------------
                                                 1,291,913
                                              ------------
              Petroleum Services--0.6%
  56,300      Varco International, Inc......       436,325
  43,000      Vintage Petroleum, Inc........       370,875
                                              ------------
                                                   807,200
                                              ------------
              Printing & Publishing--3.6%
  36,350      American Business Products,
                Inc.........................       854,225
  82,450      Banta Corp....................     2,257,069
  28,800      Gibson Greetings, Inc.*.......       342,000
  36,400      Lee Enterprises, Inc..........     1,146,600
  17,900      World Color Press, Inc.*......       544,831
                                              ------------
                                                 5,144,725
                                              ------------
              Professional Services--1.4%
  35,900      CDI Corp.*....................       724,731
  29,000      HSB Group, Inc................     1,190,813
                                              ------------
                                                 1,915,544
                                              ------------

              Railroads & Equipment--0.2%
  20,000      ABC Rail Products Corp.*......       243,750
                                              ------------

              Real Estate Investment Trust--3.1%
  39,700      Catellus Development Corp.*...       568,206
  17,500      Chateau Communities, Inc......       512,969
  30,000      Felcor Lodging Trust, Inc.....       691,875
  33,700      Glenborough Realty Trust,
                Inc.........................       686,637
   4,800      JDN Realty Corp...............       103,500
  22,200      Kilroy Realty Corp............       510,600
                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  28,600      Liberty Property Trust.......  $    704,275
  18,100      Mack California Realty
                Corp.......................       558,838
                                             ------------
                                                4,336,900
                                             ------------

              Retail - Apparel--1.3%
  27,300      Lands End, Inc...............       735,394
  19,400      Talbots, Inc.................       608,675
  16,800      Wet Seal, Inc., Cl. A*.......       507,150
                                             ------------
                                                1,851,219
                                             ------------

              Retail - Food & Drugs--1.4%
  34,300      General Nutrition Co.*.......       557,375
  59,100      Ruddick Corp.................     1,359,300
                                             ------------
                                                1,916,675
                                             ------------

              Retail Trade--1.1%
  21,900      Cole National Corp.*.........       375,038
  22,700      Eagle Hardware & Garden,
                Inc.*......................       737,750
  43,600      Pier 1 Imports, Inc..........       422,375
                                             ------------
                                                1,535,163
                                             ------------

              Savings And Loan--2.1%
  22,425      Astoria Financial Corp.......     1,025,944
  65,211      Sovereign Bancorp, Inc.......       929,257
  37,000      Webster Financial Corp.......     1,015,187
                                             ------------
                                                2,970,388
                                             ------------

              Toys & Amusements--0.5%
  31,600      Russ Berrie & Co., Inc.......       742,600
                                             ------------

              Trucking & Freight Forwarding--2.5%
  32,200      Circle International Group,
                Inc........................       660,100
  17,500      CNF Transportation, Inc......       657,344
  37,600      Pittston BAX Group...........       418,300
  24,500      Pittston Brinks Group........       780,938
  57,000      Werner Enterprises, Inc......     1,008,187
                                             ------------
                                                3,524,869
                                             ------------
              Total common stocks
                (cost $123,035,577)........   139,267,551
                                             ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       22

                                                 VALUE
  UNITS                DESCRIPTION              (NOTE 1)
              Warrant*--0.0%
  33,910      Wilshire Technologies, Inc.
                expiring Nov. 28, 2002
                (cost $0)...................  $     10,614
                                              ------------
              Total long-term investments
                (cost $123,035,577).........   139,278,165
                                              ------------

              SHORT-TERM INVESTMENTS--2.0%

              Other--0.8%
1,215,896     Seven Seas Money Market Fund
                4.89%**
              (cost $1,215,896).............     1,215,896
                                              ------------

Principal
 Amount
 (000)        U.S. Government Securities--1.2%
--------
              United States Treasury Bills,
$     50      3.87%, 4/8/99.................        49,417
      30      3.99%, 4/8/99.................        29,650
      55      4.10%, 4/8/99.................        54,358
     260      4.18%, 4/8/99.................       256,963
     185      4.28%, 4/8/99.................       182,838
      15      4.31%, 4/8/99.................        14,825
     335      4.33%, 4/8/99.................       331,082
     195      4.35%, 4/8/99.................       192,720
      55      4.36%, 4/8/99.................        54,357
     380      4.38%, 4/8/99.................       375,555
     115      4.46%, 4/8/99.................       113,654
                                              ------------
              Total U.S. government
                securities
                (cost $1,655,605)...........     1,655,419
                                              ------------
              Total short-term investments
                (cost $2,871,501)...........     2,871,315
                                              ------------
              Total Investments--100.4%
              (cost $125,907,078; Note 4)...   142,149,480
              Liabilities in excess of other
                assets--(0.4%)..............      (592,230)
                                              ------------
              Net Assets--100%..............  $141,557,250
                                              ------------
                                              ------------

---------------
 * Non-income producing security.
** Rate represents yield at purchase date.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       23

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 1998

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              LONG-TERM INVESTMENTS--98.4%
              Common Stocks--98.4%
              Australia--2.2%
 414,622      Broken Hill Proprietary Co.,
                Ltd.........................  $  3,053,705
 360,500      Westpac Banking Corp..........     2,412,317
                                              ------------
                                                 5,466,022
                                              ------------

              Denmark--1.3%
  34,600      Unidanmark Series A...........     3,126,031
                                              ------------

              Finland--1.2%
 222,600      Merita, Ltd., Series A........     1,405,711
  50,280      UPM Kymmene OYJ*..............     1,400,227
                                              ------------
                                                 2,805,938
                                              ------------

              France--15.8%
  27,830      Alcatel Alsthom (Cie
                Generale)...................     3,404,707
  31,170      Axa-UAP.......................     4,515,775
  54,860      Banque Nationale de Paris.....     4,515,574
  25,180      Cie De Saint Gobain...........     3,553,393
  44,100      Compagnie Generale des
                Etablissements Michelin,
                Series B....................     1,762,896
  29,420      Cie Generale des Eaux.........     7,629,941
  35,600      Elf Aquitaine S.A.............     4,113,325
 102,477      Rhone-Poulenc SA, Series A....     5,271,398
  18,200      Suez Lyonnaise des Eaux.......     3,737,006
                                              ------------
                                                38,504,015
                                              ------------
              Germany--10.5%
   9,212      Allianz A.G...................     3,377,254
  36,783      DaimlerChrysler A.G.*.........     3,630,628
 112,300      Hoechst A.G...................     4,656,144
  75,680      Metro A.G.....................     6,039,506
  57,000      Siemens A.G...................     3,676,647
   9,360      Thyssen A.G...................     1,735,975
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
     4,395      Viag A.G....................  $ 2,576,452
                                              -----------
                                               25,692,606
                                              -----------

                Hong Kong--0.9%
    90,935      HSBC Holdings PLC...........    2,265,276
                                              -----------

                Italy--6.1%
   558,300      Eni SpA.....................    3,646,702
   319,300      Instituto Bancario San Paolo
                  di Torino SpA.............    5,638,852
   877,800      Telecom Italia SpA..........    5,521,256
                                              -----------
                                               14,806,810
                                              -----------

                Japan--14.6%
   203,000      Asahi Breweries, Ltd........    2,989,783
       421      Japan Tobacco, Inc..........    4,208,138
   167,000      Matsushita Electric
                  Industrial Co., Ltd.......    2,952,968
    29,700      Nintendo Co., Ltd...........    2,876,736
       260      Nippon Telegraph & Telephone
                  Corp......................    2,005,484
   411,000      Nissan Motor Co., Ltd.......    1,257,904
        88      NTT Mobile Communication
                  Network, Inc..............    3,619,637
    98,000      Omron Corp..................    1,341,920
    53,100      Orix Corp...................    3,964,299
    47,840      Promise Co., Ltd............    2,488,273
   370,000      Ricoh Corp., Ltd............    3,410,349
    41,900      Sony Corp...................    3,050,305
   587,000      Sumitomo Trust & Banking
                  Co., Ltd..................    1,557,718
                                              -----------
                                               35,723,514
                                              -----------

                Malaysia--0.3%
   408,300      Genting Berhad..............      620,345
                                              -----------

                Netherlands--3.7%
    77,500      Heineken N.V................    4,661,468
    20,300      ING Groep N.V...............    1,237,212
    45,450      Philips Electronics N.V.....    3,048,225
                                              -----------
                                                8,946,905
                                              -----------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       24

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Singapore--0.9%
 342,000      United Overseas Bank, Ltd.....  $  2,195,760
                                              ------------

              Spain--5.9%
 184,400      Argentaria, Caja Postal y
                Banco
                Hipotecario de Espana,
                S.A.........................     4,768,294
 129,600      Endesa S.A....................     3,428,764
 142,545      Telefonica de Espana S.A......     6,328,870
                                              ------------
                                                14,525,928
                                              ------------
              Sweden--7.2%
 240,300      ABB AB, Series A..............     2,558,334
 224,833      Astra AB, Series B............     4,565,952
 194,100      Electrolux AB, Series B.......     3,332,630
 205,900      Nordbanken Holding AB.........     1,317,792
  90,600      Svenska Handelsbanken, Series
                A...........................     3,813,657
  87,000      Volvo AB, Series B............     1,991,680
                                              ------------
                                                17,580,045
                                              ------------

              Switzerland--6.2%
   1,286      Nestle S.A....................     2,799,112
     248      Roche Holdings A.G............     3,025,755
   1,730      The Swatch Group A.G. Series
                B...........................     1,070,467
   1,416      Societe Generale de
                Surveillance
                Holding S.A.................     1,386,416
   9,420      Zurich
               Versicherungs-Gesellschaft...     6,973,968
                                              ------------
                                                15,255,718
                                              ------------

              United Kingdom--21.6%
 162,000      Allied Zurich PLC.............     2,434,441
 734,428      British Aerospace PLC.........     6,259,538
 394,400      British America Tobacco
                Industries PLC..............     3,472,869
 287,500      British Petroleum Co. PLC.....     4,279,781
 102,406      Cadbury Schweppes PLC.........     1,752,420
 336,999      Diageo PLC....................     3,737,279
 206,740      EMI Group PLC.................     1,384,220
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
   220,700      Granada Group PLC...........  $ 3,868,392
   248,900      Great Universal Stores
                  PLC.......................    2,625,876
   310,438      Imperial Chemical Industries
                  PLC.......................    2,689,706
   448,000      Mirror Group PLC............    1,118,325
   244,000      National Westminster Bank
                  PLC.......................    4,722,712
   295,739      Prudential Corp. PLC........    4,511,359
   453,600      Royal & Sun Alliance
                  Insurance Group PLC.......    3,692,707
   819,800      Siebe PLC...................    3,221,178
   272,200      Unilever PLC................    3,061,628
                                              -----------
                                               52,832,431
                                              -----------
                Total long-term investments
                  (cost $191,248,598).......  $240,347,344
                                              -----------

                SHORT-TERM INVESTMENTS--1.7%
  Rights        Rights*--0.1%
----------
       143      Telefonica S.A.
                  expiring 1/30/99
                  (cost $0).................      126,377
                                              -----------
Principal
  Amount
  (000)         U.S. Government Securities--1.6%
----------
$    4,035      United States Treasury
                  Bills,
                  Zero Coupon, 4/8/99
                  (cost $3,987,947).........    3,988,196
                                              -----------
                Total short-term investments
                  (cost $3,987,947).........    4,114,573
                                              -----------
                Total Investments--100.1%
                (cost $195,236,545; Note
                  4)........................  244,461,917
                Liabilities in excess of
                  other
                  assets--(0.1%)............     (171,107)
                                              -----------
                Net Assets--100%............  $244,290,810
                                              -----------
                                              -----------

------------------
* Non-income producing securities.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       25

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1998

The industry classification of portfolio holdings and other
net assets shown as
a percentage of net assets as of December 31, 1998 was as
follows:
Banking..........................................   13.1%
Insurance........................................   10.4
Telecommunications...............................    7.2
Food & Beverage..................................    5.4
Manufacturing....................................    4.9
Retail...........................................    4.6
Energy...........................................    4.5
Chemicals........................................    3.3
Utilities........................................    3.1
Automobiles......................................    2.8
Aerospace/Defense................................    2.6
Consumer Durable Goods...........................    2.6
Electrical Equipment.............................    2.5
Conglomerates....................................    2.3
Steel - Producers................................    1.9
Plantations......................................    1.9
Intergrated Oil..................................    1.8
Tobacco..........................................    1.7
U.S Government Securities........................    1.6
Leasing..........................................    1.6
Diversified Industries...........................    1.6
Technology.......................................    1.6
Oil & Gas Services...............................    1.5
Industrials......................................    1.5
Financial Services...............................    1.5
Office Equipment & Supplies......................    1.4
Natural Resources Sector.........................    1.3
Software.........................................    1.2
Pharmaceuticals..................................    1.2
Electronics......................................    1.2
Consumer Goods...................................    1.1
Engineering & Equipment..........................    1.0
Miscellaneous....................................    4.2
                                                   -----
                                                   100.1
Liabilities in excess of other assets............   (0.1)
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       26

               International Bond Portfolio
               Portfolio of Investments
               December 31, 1998

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--88.2%
                Australia--8.3%
                Commonwealth of Australia,
A$     500      7.00%, 4/15/00..............  $   315,277
                KFW Int'l. Finance,
     1,400      7.25%, 7/16/07..............      950,119
                New South Wales Treasury
                  Corp.,
     2,000      8.00%, 12/1/01..............    1,327,287
                                              -----------
                                                2,592,683
                                              -----------

                Canada--12.4%
                Canadian Gov't. Bonds,
C$   1,300      7.50%, 12/1/03..............      949,591
     1,000      8.75%, 12/1/05..............      801,832
       500      10.25%, 3/15/14.............      505,365
                Deutsche Fin(Neth),
     1,500      7.00%, 1/7/04...............    1,053,974
                Province of Ontario,
       750      8.00%, 3/11/03..............      545,633
                                              -----------
                                                3,856,395
                                              -----------

                Germany--20.4%
                Austrian Gov't. Bonds,
 DM  1,000      7.25%, 5/3/07...............      726,029
                Finland Gov't. Bonds,
     2,000      5.50%, 2/9/01...............    1,226,449
                German Gov't. Bonds,
       600      6.00%, 1/5/06...............      408,436
     1,000      6.00%, 7/4/07...............      689,728
     1,000      6.25%, 1/4/24...............      728,729
                Halifax PLC,
     2,000      5.625%, 7/23/07.............    1,308,637
                Nordic Invest. Bank,
     2,000      4.875%, 3/1/01..............    1,235,331
                                              -----------
                                                6,323,339
                                              -----------
                Netherlands--10.2%
                Dutch Gov't. Bonds,
 NLG 4,000      8.25%, 9/15/07..............    2,785,969
       500      7.50%, 1/15/23..............      370,868
                                              -----------
                                                3,156,837
                                              -----------
 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                New Zealand--11.2%
                Int'l. Bank Recon. & Dev.,
NZ$  2,500      7.25%, 5/27/03..............  $ 1,377,651
       750      5.375%, 11/6/03.............      386,760
                New Zealand Gov't. Bonds,
     1,250      8.00%, 11/15/06.............      762,997
     1,600      7.00%, 7/15/09..............      942,539
                                              -----------
                                                3,469,947
                                              -----------

                Sweden--14.5%
                Eksportfinans A/S,
 SEK 7,000      6.875%, 2/9/04..............      954,177
                Kingdom of Sweden,
     6,000      9.00%, 4/20/09..............    1,030,918
                Swedish Export Credit,
     6,000      6.50%, 6/5/01...............      779,096
                Swedish Gov't. Bonds,
     6,000      6.00%, 2/9/05...............      819,786
                Toyota Motor Credit,
     7,000      7.50%, 8/6/01...............      927,038
                                              -----------
                                                4,511,015
                                              -----------

                Switzerland--3.1%
                Swiss Gov't. Bonds,
 CHF   600      4.50%, 7/8/02...............      476,523
       600      4.50%, 10/7/04..............      494,692
                                              -----------
                                                  971,215
                                              -----------

                United States--8.1%
                U. S. Treasury Notes,
US$    922      3.625%, 7/15/02.............      914,626
     1,035      3.375%, 1/15/07.............    1,000,428
       609      3.625%, 1/15/08.............      597,428
                                              -----------
                                                2,512,482
                                              -----------
                Total long-term investments
                  (cost US$27,058,702)......   27,393,913
                                              -----------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       27

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1998

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                SHORT-TERM INVESTMENTS--9.5%

                Australia--5.0%
                Commonwealth of Australia,
A$   1,700      6.25%, 3/15/99..............  $ 1,044,856
                Queensland Treasury Corp.,
       800      8.00%, 7/14/99..............      498,560
                                              -----------
                                                1,543,416
                                              -----------

                Canada--2.6%
                Canadian Gov't. Bonds,
C$   1,250      4.75%, 9/15/99..............      817,141
                                              -----------

                United States--1.9%
US$    586      State Street Bank & Trust
                  Co.,
                  2.00%, dated 12/31/98, due
                  1/4/99 in the amount of
                  $586,130 (cost $586,000;
                  collateralized by $435,000
                  U.S. Treasury Bonds,
                  8.125%, 8/15/21,
                  approximate value of
                  collateral including ac-
                  crued interest is
                  $599,960).................      586,000
                                              -----------
                Total short-term Investments
                  (cost US$2,955,363).......    2,946,557
                                              -----------

                Total Investments--97.7%
                (cost US$30,014,065; Note
                  4)........................   30,340,470
                Other assets in excess of
                  liabilities--2.3%.........      701,451
                                              -----------
                Net Assets--100%............  $31,041,921
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the
securities currency
denomination.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       28

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 1998

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--88.7%

                       Corporate Bonds--27.4%

                       Airlines--2.9%
                       Continental Airlines,
                         Inc.,
Ba2        $    600    9.50%, 12/15/01.........  $
630,000
                       United Airlines, Inc.,
Baa1          1,000    10.85%, 2/19/15.........
1,309,170
                                                 -----------
-

1,939,170
                                                 -----------
-

                       Banking--5.8%
                       Asian Development Bank
AAAPoundPound      900 5.82%, 6/16/28..........
928,990
                       Gs Escrow Corporation
Ba1           1,300    6.75%, 8/1/01...........
1,282,057
                       Kansallis Osake Pankki,
                         (Finland),
A3              500    8.65%, 12/29/49.........
507,640
                       MBNA Bank, Inc.,
Baa1            100 DD 5.58%, 8/7/01...........
97,590
Baa1          1,100    6.06%, 12/10/02.........
1,094,417
                                                 -----------
-

3,910,694
                                                 -----------
-

                       Cable--1.2%
                       Tele-Communications,
                         Inc.,
Baa3            700 DD 5.81%, 3/12/01..........
692,275
Baa3            100 DD 5.99%, 2/2/00...........
99,559
                                                 -----------
-

791,834
                                                 -----------
-

                       Consumer Goods--1.8%
                       Westpoint Stevens, Inc.,
Ba3           1,200    7.88%, 6/15/05..........
1,218,000
                                                 -----------
-

                       Energy--1.6%
                       Williams Cos., Inc.,
BBB-PoundPound    1,100 5.50%, 1/30/00..........
1,099,054
                                                 -----------
-
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Financial Services--6.8%
                       Goldman Sachs Group,
                         L.P.
A1          $ 1,000    5.87%, 1/25/01..........  $
997,750
                       Lehman Brothers
                         Holdings, Inc.,
Baa1          1,000DD  6.06%, 1/14/00..........
997,480
Baa1          1,100DD  6.21%, 9/3/02...........
1,101,660
                       Money Store Trust, Inc.,
Aaa           1,200    6.21%, 3/15/12..........
1,201,974
                       PaineWebber Group, Inc.,
Baa1            250    6.75%, 2/1/06...........
253,193
                                                 -----------
-

4,552,057
                                                 -----------
-

                       Health Care--0.6%
                       Columbia/HCA Healthcare
                         Corp.,
Ba2             450    6.88%, 7/15/01..........
446,598
                                                 -----------
-

                       Railroad--1.8%
                       Union Pacific Railroad
                         Co.
NR            1,200    5.95%, 5/22/00..........
1,199,250
                                                 -----------
-

                       Tobacco--1.5%
                       RJR Nabisco, Inc.,
Baa3          1,000    8.00%, 7/15/01..........
1,002,520
                                                 -----------
-

                       Utilities--3.4%
                       California Energy Co.,
                         Inc.,
Ba1           1,100    9.88%, 6/30/03..........
1,231,824
                       Niagara Mohawk Power
                         Corp.,
Ba3           1,000    6.88%, 3/1/01...........
1,023,810
                                                 -----------
-

2,255,634
                                                 -----------
-
                       Total corporate bonds
                         (cost $18,244,246)....
18,414,811
                                                 -----------
-

                       U.S. Government Agency Mortgage
                         Backed Securities--33.9%
                       Federal Home Loan
                         Mortgage Corp.,
                       6.00%, 5/15/28 -
              5,337      7/1/28................
5,135,388
                       6.50%, 9/15/18 -
              1,208      12/15/21..............
127,638
                       7.50%, 9/1/16 -
              6,435      10/1/27...............
6,622,263
                752    7.80%, 1/1/24...........
772,763
                 18    9.25%, 1/1/10...........
18,828

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       29

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1998

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities (cont'd.)
                       Federal National
                         Mortgage Assn.,
           $  1,102    6.143%, 5/1/36..........  $
1,108,132
                712    6.64%, 3/1/26...........
721,390
              1,480    7.08%, 1/1/20...........
1,509,148
                       Government National
                         Mortgage Assn.,
              1,380    6.50%, 7/20/27..........
1,397,617
                       6.88%, 2/20/17 -
              2,204      2/20/26...............
2,236,052
                       7.00%, 7/20/22 -
              1,459      9/20/25...............
1,480,369
                379    7.38%, 6/20/23..........
385,244
                       7.50%, 8/15/25 -
              1,009      1/15/28...............
1,039,854
                       Resolution Trust Corp.,
                160    9.25%, 6/25/23..........
159,732
                                                 -----------
-
                       Total U.S. Government
                         agency
                         mortgage backed
                         securities
                         (cost $22,592,582)....
22,714,418
                                                 -----------
-
                       Collateralized Mortgage
                         Obligations--7.9%
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa              16    8.63%, 8/25/18..........
16,687
                       Champion Home Loan
                         Equity, Series 1995,
                         Class A2-3,
Aaa             611    8.57%, 2/25/28..........
618,755
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1             112    8.14%, 11/25/24.........
114,423
                       GMAC Commercial Mortgage
                         Security, Inc.,
Aa2             677    6.81%, 4/15/08..........
706,155
Baa2            500    7.15%, 3/15/11..........
494,177
                       Headlands Mortgage
                         Security Inc.,
                         Mortgage Certificate,
                         Series 1998-2, Class
                         A1,
AAAPoundPound    3,345 6.75%, 12/25/28.........
3,344,948
                                                 -----------
-
                       Total collateralized
                         mortgage obligations
                         (cost $5,273,259).....
5,295,145
                                                 -----------
-
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       U.S. Government Securities--18.7%
                       United States Treasury
                         Notes,
                       3.625%, 7/15/02
            $ 3,174      (TIPS)................  $
3,150,377
                       United States Treasury
                         Bonds,
                203    3.63%, 4/15/28 (TIPS)...
196,695
              1,700    6.00%, 2/15/26..........
1,854,326
              1,900    8.00%, 11/15/21.........
2,540,357
                400    8.125%, 8/15/19.........
534,188
              3,000    9.25%, 2/15/16..........
4,304,070
                                                 -----------
-
                       Total U.S. government
                         securities
                         (cost $12,451,006)....
12,580,013
                                                 -----------
-

                       Foreign Government Bonds--0.8%
                       Republic of Argentina,
                       6.19%, 3/31/05
Ba3             592      (cost $547,170).......
500,409
                                                 -----------
-
                       Total long-term
                         investments
                         (cost $59,108,263)....
59,504,796
                                                 -----------
-

                       SHORT-TERM
                         INVESTMENTS--33.2%

                       Corporate Bonds--13.8%

                       Banking--3.4%
                       Capital One Bank,
Baa3          1,200    6.83%, 8/16/99..........
1,206,732
Baa3          1,100    7.20%, 7/19/99..........
1,102,376
                                                 -----------
-

2,309,108
                                                 -----------
-

                       Entertainment--1.7%
                       Six Flags Enertainment
                         Corp.,
Baa2          1,200    Zero Coupon, 12/15/99...
1,139,496
                                                 -----------
-

                       Financial Services--6.4%
                       AT&T Capital Corp.
Baa3          2,400DD  5.96%, 2/16/99..........
2,400,456
                       Heller Financial, Inc.,
A3              800    6.25%, 1/15/99..........
800,168
A3            1,100    6.41%, 5/3/99...........
1,102,123
                                                 -----------
-

4,302,747
                                                 -----------
-

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       30

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Telecommunications--1.5%
                       TCI Communications,
                         Inc.,
Baa3       $  1,000    7.25%, 6/15/99..........  $
1,008,300
                                                 -----------
-

                       Utilities--0.8%
                       El Paso Electric Co.,
Ba3             500    7.25%, 2/1/99...........
500,405
                                                 -----------
-
                       Total corporate bonds
                           (cost $9,244,426)...
9,260,056
                                                 -----------
-
                       U.S. Government Agency Mortgage
                         Backed Securities--15.6%
                       Federal Home Loan
                         Mortgage Corp.,
              8,800    6.00%, 12/1/99..........
8,692,728
                       Federal National
                         Mortgage Assn.,
               46.8  ound 8.50%, 4/1/99...........
47
                       Government National
                         Mortgage Assn.,
              1,750    6.50%, 12/15/99.........
1,767,780
                                                 -----------
-
                       Total U.S. Government
                         agency mortgage backed
                         securities
                         (cost $10,432,517)....
10,460,555
                                                 -----------
-

                       U.S. Government Securities--1.0%
                       United States Treasury
                         Bills,
                 60 D  4.03%, 3/4/99...........
59,559
                180 D  4.31%, 5/27/99..........
176,825
                 10 D  4.34%, 3/4/99...........
9,926
                220 D  4.38%, 3/4/99...........
218,378
                230 D  4.43%, 3/4/99...........
228,248
                                                 -----------
-
                       Total U.S. government securities
                       (cost $692,948).........
692,936
                                                 -----------
-

                       Foreign Securities--1.6%
                       Petroleas Mexicano,
                       6.67%, 3/8/99
Ba2           1,100      (cost $1,091,690).....
1,083,500
                                                 -----------
-

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                     Repurchase Agreement--1.2%
          $   774    State Street Bank & Trust Co.,
                     2.00%, dated 12/31/98
                       due 1/4/99 in the
                       amount of $774,172
                       (cost $774,000,
                       collateralized by
                       $580,000 U.S.
                       Treasury Notes,
                       8.125%, 8/15/19,
                       value of collateral
                       including accrued
                       interest is
                       $790,703)............  $    774,000
                                              ------------
                     Total short-term
                       investments
                       (cost $22,235,581)...    22,271,047
                                              ------------

                     Total Investments, Before Outstanding
                       Options Written--121.9%
                     (cost $81,343,844; Note
                       4)...................    81,775,843
                                              ------------
                     OUTSTANDING CALL OPTIONS
         Contracts   WRITTEN*
         ---------
                7    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                       expiring 2/19/99
                       @$138.00.............          (656)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*
                4    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                     expiring 2/19/99
                       @$120.00.............          (688)
                4    United States Treasury
                       Bond Futures, 8.00%
                       3/22/99
                     expiring 2/19/99
                       @$122.00.............        (1,250)
                                              ------------
                     Total outstanding
                       options written
                       (premium received
                       $2,872)..............        (2,594)
                                              ------------

                     Total Investments, Net of Outstanding
                       Options Written--121.9%
                     (cost $81,340,972).....    81,773,249
                     Other liabilities in
                       excess of
                       other
                       assets--(21.9%)......   (14,695,087)
                                              ------------
                     Net Assets--100%.......  $ 67,078,162
                                              ------------
                                              ------------

---------------
          * Non-income producing securities.
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable
rate
            instrument.
      Pound Figures are actual and not rounded to the
nearest
            thousand.
 PoundPound Standard & Poor's Rating.
(TIPS)--Treasury inflation protection securities.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       31

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments
               December 31, 1998

MOODY'S  PRINCIPAL
 RATING   AMOUNT                                   VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
                     LONG-TERM
                       INVESTMENTS--93.1%

                     Corporate Bonds--32.2%
                     Airlines--1.8%
                     United Airlines, Inc.,
Baa1    $  1,500     10.85%, 2/19/15.......... $  1,963,755
                                               ------------

                     Banking--4.2%
                     MBNA America Bank,
Baa1       1,000     5.54%, 4/13/00...........      989,430
Baa1       2,000     5.62%, 12/10/02..........    1,989,850
                     Sumitomo Trust & Banking
                       Co., Ltd.,
Baa1       1,500     9.40%, 12/29/49..........    1,427,603
                                               ------------
                                                  4,406,883
                                               ------------
                     Financial Services--7.0%
                     Goldman Sachs Group,
                       L.P.,
A1PoundPound    1,900 5.38%, 1/25/01...........    1,895,725
                     Lehman Brothers Holdings,
                       Inc.,
Baa1       2,000     5.96%, 1/14/00...........    1,994,960
APoundPound    1,500 5.58%, 9/3/02............    1,502,263
                     PaineWebber Group, Inc.,
Baa1       2,000     5.82%, 11/27/00..........    2,003,100
                                               ------------
                                                  7,396,048
                                               ------------

                     Industrials--8.5%
                     Cox Communications, Inc.,
Baa2         300     6.15%, 8/1/03............      305,553
                     GS Escrow Corp.,
Ba1          600     6.75%, 8/1/01............      591,719
                     TCI Communications, Inc.,
Baa3         400     5.82%, 3/12/01...........      395,586
Baa3       1,800     6.46%, 3/6/00............    1,822,626
                     Union Pacific Corp.,
NR         2,000     5.95%, 5/22/00...........    1,998,750
                     Westpoint Stevens, Inc.,
NR         1,800     7.88%, 6/15/05...........    1,827,000
                     Williams Companies, Inc.,
Baa        2,000     5.50%, 1/30/00...........    1,998,280
                                               ------------
                                                  8,939,514
                                               ------------
MOODY'S  PRINCIPAL
 RATING   AMOUNT                                   VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)

                     Tobacco--1.8%
                     RJR Nabisco, Inc.,
Baa3     $  1,250    8.00%, 7/15/01...........  $  1,253,150
Baa3          600    8.63%, 12/1/02...........       609,576
                                                ------------
                                                   1,862,726
                                                ------------

                     Utilities--8.9%
                     California Energy Co.,
                       Inc.,
Ba1         2,000    9.88%, 6/30/03...........     2,239,680
                     Niagara Mohawk Power
                       Corp.,
Ba3         2,000    6.88%, 3/1/01............     2,047,620
                     Texas Utilities Co.,
Baa         3,000    5.94%, 10/15/01..........     3,017,490
Baa3        2,000    6.50%, 8/16/02...........     2,050,748
                                                ------------
                                                   9,355,538
                                                ------------
                     Total corporate bonds
                       (cost $33,731,738).....    33,924,464
                                                ------------

                     U.S. Government Agency Mortgage
                       Backed Securities--34.7%
                     Federal Home Loan
                       Mortgage Corp.,
           17,546    6.00%, 4/1/24 - 7/1/28...    17,529,144
                     6.50%, 9/15/18 -
            2,001      12/15/21...............       211,727
            5,970    7.50%, 4/1/25 - 9/1/28...     6,200,875
               90    9.25%, 1/1/10............        95,081
                     Federal National Mortgage
                       Assn.,
              159    6.20%, 12/1/30...........       159,848
            1,800    6.15%, 12/1/29...........     1,810,687
            1,425    6.64%, 3/1/26............     1,442,780
              700    7.00%, 8/1/24............       710,507
            1,056    7.76%, 7/1/25............     1,072,077
                     Government National
                       Mortgage Assn.,
                     6.88%, 5/20/23 -
            3,332      2/20/26................     3,380,407
              906    7.00%, 10/20/24..........       918,310
              758    6.88%, 6/20/23...........       770,487
                     Resolution Trust Corp.,
              321    9.25%, 6/25/23...........       319,468

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       32

MOODY'S  PRINCIPAL
 RATING   AMOUNT                                   VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
                     U.S. Government Agency Mortgage
                       Backed Securities--(cont'd.)
                     Student Loan Marketing
                       Assn., Student Loan
                       Trust
        $  1,895     5.54%, 4/25/07........... $  1,874,869
                                               ------------
                     Total U.S. Government
                       agency mortgage
                       backed securities
                       (cost $36,622,047).....   36,496,267
                                               ------------

                     Collateralized Mortgage
                       Obligations--10.3%
                     Champion Home Loan
                       Equity, Series 1995,
                       Class A2-3,
AAAPoundPound      917 8.31%, 2/25/28...........
935,948
                     Countrywide
                       Collateralized
                       Mortgage Obligation,
Aa1          112     8.14%, 11/25/24..........      114,422
                     Federal National Mortgage
                       Association Guaranteed,
             633     6.00%, 12/25/08..........      630,190
                     Federal National Mortgage
                       Association Guaranteed
                       Certificate, Remic
                       Trust 1997-1, Class A,
             459     6.50%, 2/18/04...........      458,618
                     Government National
                       Mortgage Assn., Remic
                       Trust 1995- 2, Class
                       Kq,
           3,000     8.50%, 3/20/25...........    3,163,359
                     Residential Accredit
                       Loans, Inc., Series
                       1997 Qs5, Class A9,
AAAPoundPound    3,000 7.25%, 6/25/27...........
3,057,708
                     Residential Asset
                       Securities Corp.,
                       Series 1996 Ks4, Class
                       A2,
Aaa          826     5.95%, 10/25/27..........      799,209
                     Southern Pacific Secured
                       Assets Corp.,
AAAPoundPound    1,779 5.39%, 7/25/26...........
1,738,500
                                               ------------
                     Total collateralized
                       mortgage
                       obligations
                       (cost $10,947,244).....   10,897,954
                                               ------------
                     Foreign Government Obligations--0.8%
                     Republic of Argentina,
Ba3          949       6.19%, 3/31/05.........      802,243
                                               ------------
MOODY'S  PRINCIPAL
 RATING   AMOUNT                                   VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
                     U.S. Government Securities--15.1%
                     United States Treasury
                       Notes,
         $  5,120    3.625%, 7/15/02 (TIPS)...  $  5,081,650
                     United States Treasury
                       Bonds,
              304    3.625%, 4/15/28 (TIPS)...       295,042
              700    6.00%, 2/15/26...........       763,546
              700    8.00%, 11/15/21..........       935,921
            1,800    8.875%, 8/15/17..........     2,535,462
            4,400    9.25%, 2/15/16...........     6,312,636
                                                ------------
                     Total U.S. government
                       securities
                       (cost $16,063,737).....    15,924,257
                                                ------------
                     Total long-term
                       investments
                       (cost $97,364,766).....    98,045,185
                                                ------------

                     SHORT-TERM
                       INVESTMENTS--13.3%

                     Corporate Bonds--10.8%

                     Banking--2.8%
                     Bank Of Tokyo Mitsubishi,
                       Ltd.,
A1          1,000    5.94%, 1/19/99...........     1,000,000
                     Capital One Bank,
Baa3        1,900    7.20%, 7/19/99...........     1,904,104
                                                ------------
                                                   2,904,104
                                                ------------

                     Financial Services--3.3%
                     AT&T Capital Corp.,
Baa3          100    5.96%, 2/16/99...........       100,019
                     Heller Financial, Inc.,
A3          1,500    6.25%, 1/15/99...........     1,500,315
A3          1,900    6.41%, 5/3/99............     1,903,667
                                                ------------
                                                   3,504,001
                                                ------------

                     Industrials--1.8%
                     NWCG Holdings Corp.,
Ba2         2,000    Zero Coupon, 6/15/99.....     1,934,460
                                                ------------

                     Utilities--2.9%
                     Long Island Lighting Co.,
Baa3        1,535    7.30%, 7/15/99...........     1,552,453
                     Texas-New Mexico Power
                       Co.,
Baa3        1,500    12.50%, 1/15/99..........     1,502,445
                                                ------------
                                                   3,054,898
                                                ------------
                     Total corporate bonds
                       (cost $11,390,611).....    11,397,463
                                                ------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       33

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

MOODY'S  PRINCIPAL
 RATING   AMOUNT                                   VALUE
(UNAUDITED)   (000)         DESCRIPTION           (NOTE 1)
                     Corporate Note--0.4%
                     General Electric Capital
                       Corp.,
A1PoundPound $    400 5.14%, 1/12/99........... $    399,200
                                               ------------

                     U.S. Government Agency Mortgage
                       Backed Securities
                     Federal National Mortgage Assn.,
              .2     8.50%, 4/1/99............          147
               2     8.50%, 7/1/99............        1,889
                                               ------------
                     Total U.S. government
                       agency
                       mortgage backed
                       securities
                       (cost $2,135)..........        2,036
                                               ------------

                     U.S. Government Securities--1.0%
                     United States Treasury
                       Bills,
              10 D   3.79%, 3/4/99............        9,927
             140 D   4.03%, 3/4/99............      138,971
              50 D   4.06%, 2/4/99............       49,790
             170 D   4.31%, 5/27/99...........      166,995
             320 D   4.38%, 3/4/99............      317,640
             330 D   4.43%, 3/4/99............      327,486
                                               ------------
                     Total U.S. government
                       securities
                       (cost $1,010,868)......    1,010,809
                                               ------------

                     Repurchase Agreement--1.1%
                     State Street Bank & Trust
                       Co.,
           1,167     3.25%, dated 12/31/98 due
                       1/4/99 in the amount of
                       $1,167,421 (cost
                       $1,167,000:
                       collateralized by
                       $845,000 U.S. Treasury
                       Notes, 8.50%, 2/15/20,
                       value of collateral
                       including accrued
                       interest -
                       $1,196,756)............    1,167,000
                                               ------------
                     Total short-term
                       investments
                       (cost $13,972,468).....   13,976,508
                                               ------------

                     Total Investments, Before Outstanding
                       Options Written--106.4%
                     (cost $111,337,234; Note
                       4).....................  112,021,693

                                               VALUE
         CONTRACTS        DESCRIPTION         (NOTE 1)
                     OUTSTANDING CALL OPTIONS
                       WRITTEN*
               12    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99
                       expiring 2/20/99
                       @$138.00...........  $     (1,125)

                     OUTSTANDING PUT OPTIONS
                       WRITTEN*
                6    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99 expiring
                       2/20/99 @$122.00...        (1,875)
                6    United States
                       Treasury Bond
                       Futures, 8.00%,
                       3/22/99 expiring
                       2/20/99 @$120.00...        (1,031)
                                            ------------
                     Total outstanding
                       options written
                       (premiums received
                       $4,340)............        (4,031)
                                            ------------

                     Total Investments, Net of
                       Outstanding Options
                       Written--106.4%
                     (cost
                       $111,332,894)......   112,017,662
                     Other liabilities in
                       excess of other
                       assets--(6.4%).....    (6,735,069)
                                            ------------
                     Net Assets--100%.....  $105,282,593
                                            ------------
                                            ------------

---------------
 * Non-income producing securities.
 D Pledged as initial margin on futures contracts.
PoundPound--Standard & Poor's Rating.
(TIPS)--Treasury inflation protection securities.
L.P.--Limited Partnership.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       34

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments
               December 31, 1998

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--99.2%

                Collateralized Mortgage
                  Obligations--32.6%
                Chase Commercial Mortgage
                  Securities Corp.,
$    1,000      7.37%, 2/19/07..............  $ 1,079,075
                Federal Home Loan Mortgage
                  Corp.,
       221      5.50%, 8/15/21, PAC.........      216,372
       350      5.80%, 8/15/19, PAC.........      349,563
       100      5.95%, 6/15/19, PAC.........      100,343
     3,719      6.00%, 5/15/08 - 5/15/23,
                  PAC.......................    3,698,487
     1,560      6.50%, 8/15/06 - 11/15/22,
                  PAC.......................    1,576,036
       359      7.00%, 3/15/23, PAC.........      375,715
       289      7.25%, 1/15/07, PAC.........      291,917
     4,454      7.50%, 6/15/22, PAC I/O.....      452,993
     1,778      8.00%, 8/15/04 - 7/15/21,
                  PAC.......................    1,868,915
       840      9.00%, 7/01/08 - 10/15/20...      883,141
                Federal National Mortgage
                  Assn.,
     1,482      5.00%, 10/25/20 - 3/25/21,
                  PAC.......................    1,438,301
       862      5.941%, 1/25/09.............      858,756
     1,733      6.00%, 4/25/08 - 10/25/22,
                  PAC.......................    1,710,739
       800      6.25%, 1/25/09, PAC.........      799,000
     1,023      6.50%, 2/25/06 - 12/25/23,
                  PAC.......................    1,018,742
     2,704      7.00%, 9/25/19 - 9/25/20,
                  PAC/IO....................      563,384
       903      7.385%, 3/25/21.............      924,359
       719      7.50%, 5/25/07 - 7/25/22....      745,589
       774      8.00%, 8/25/06 - 5/25/24....      820,298
       848      8.50%, 7/25/18 - 6/25/21,
                  PAC.......................      891,718
                First Boston Mortgage
                  Securities,
       775      Zero Coupon, 4/25/17, P/O...      664,544
       887      6.96%, 6/20/29..............      910,785
       775      8.985%, 4/25/17, I/O........      153,594
                First Union-Lehman Brothers
                  Commerical Mortgage,
     1,000      6.60%, 11/18/29.............    1,037,500
                Salomon Brothers Mortgage Securities,
       319      6.00%, 12/26/11.............      320,097
                                              -----------
                Total collateralized mortgage obligations
                (cost $22,794,321)..........   23,749,963
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               U.S. Government Agency Mortgage
                 Pass-Through Obligations--65.0%
               Federal Home Loan Mortgage
                 Corp.,
$     341      6.00%, 5/01/11...............  $   342,809
      389      6.50%, 2/01/04...............      392,358
       14      7.25%, 7/01/06...............       14,278
      161      7.50%, 3/01/08...............      164,288
       75      8.25%, 12/01/05 - 5/01/08....       78,805
      314      8.50%, 6/01/03 - 7/01/21.....      331,497
      124      8.75%, 12/01/08..............      130,287
      385      9.00%, 1/01/02 - 10/01/05....      402,211
       26      10.00%, 1/01/04..............       27,456
       48      10.50%, 11/01/19.............       53,198
       48      11.50%, 3/01/16..............       53,804
       21      12.75%, 11/01/13.............       22,917
       25      13.25%, 5/01/13..............       29,270
        5      14.00%, 6/01/11..............        5,822
               Federal National Mortgage
                 Assn.,
      200      6.00%, 5/25/10...............      201,124
      792      6.00%, 8/01/11...............      794,283
      162      6.199%, 12/01/27.............      163,179
      713      6.217%, 8/01/28..............      716,750
      500      6.447%, 1/01/08..............      525,940
      504      6.55%, 9/01/07...............      532,320
      595      6.981%, 6/01/07..............      634,175
      284      7.024%, 6/01/07..............      305,466
      507      7.04%, 3/01/07...............      549,138
      292      7.50%, 2/01/20...............      301,611
      159      7.75%, 10/01/19..............      165,422
    1,032      8.00%, 3/01/07 - 12/01/22....    1,072,766
    1,510      8.50%, 1/01/07 - 6/01/10.....    1,565,973
      204      9.75%, 8/01/10 - 11/01/16....      216,901
               Government National Mortgage
                 Assn.,
    2,601      6.50%, 5/15/23 - 9/15/28.....    2,628,090
   11,404      7.00%, 7/15/16 - 4/15/26.....   11,672,449
   14,110      7.50%, 3/15/07 - 6/15/24.....   14,555,177
    2,744      8.00%, 1/15/08 - 8/15/22.....    2,857,614
      960      8.25%, 6/20/17 - 7/20/17.....      997,401
      222      8.50%, 3/15/05 - 4/20/17.....      235,483
    3,111      9.00%, 10/20/01 - 1/15/20....    3,329,835
      975      9.50%, 9/15/02 - 1/15/21.....    1,046,229
        1      13.00%, 2/15/11..............          797

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       35

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1998

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd.)
$       76      13.50%, 6/15/10 -
                  11/15/12..................  $    88,656
        90      14.00%, 6/15/11 - 4/15/12...      105,284
        40      16.00%, 4/15/12 - 5/15/12...       47,233
                                              -----------
                Total U.S. Government agency
                  mortgage pass-through
                  obligations
                  (cost $46,493,201)........   47,358,296
                                              -----------

                U.S. Government Securities--1.6%
                United States Treasury Bond,
       775      12.00%, 8/15/13
                  (cost $1,194,204).........    1,183,208
                                              -----------
                Total long-term investments
                  (cost $70,481,726)........   72,291,467
                                              -----------

                SHORT-TERM INVESTMENT--0.4%

                Repurchase Agreement--0.4%
                Warburg Dillon Reed LLC,
       252      4.65%, dated 12/31/98, due
                  1/4/99 in the amount of
                  $252,130 (cost $252,000;
                  collateralized by $212,000
                  U.S. Treasury Bonds,
                  7.25%, 5/15/16, value of
                  the collateral including
                  accrued interest is
                  $258,076).................      252,000
                                              -----------
                Total Investments--99.6%
                (cost $70,733,726; Note
                  4)........................   72,543,467
                Other assets in excess of
                  liabilities--0.4%.........      326,448
                                              -----------
                Net Assets--100%............  $72,869,915
                                              -----------
                                              -----------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       36

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments
               December 31, 1998

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Home Loan Bank--1.4%
$  2,000      5.50%, 3/19/99................  $  1,999,654
                                              ------------

              Federal Home Loan Mortgage Corp.--68.2%
     560      5.03%, 2/11/99................       556,792
  20,000      5.85%, 2/25/99................    19,844,625
  30,000      4.93%, 2/26/99................    29,769,933
  25,000      4.97%, 3/15/99................    24,748,049
  20,000      4.93%, 3/17/99................    19,796,458
                                              ------------
                                                94,715,857
                                              ------------
              Federal National Mortgage Association--13.7%
  11,584      5.04%, 1/26/99................    11,543,456
   5,520      5.02%, 2/19/99................     5,482,283
   2,000      5.625%, 5/6/99................     1,999,178
                                              ------------
                                                19,024,917
                                              ------------
              Repurchase Agreements--27.0%
   9,347      Lehman Brothers Hldgs., Inc.,
                4.875%, dated 12/31/98, due
                1/4/99 in the amount of
                $9,352,063 (cost $9,347,000;
                collateralized by
                $29,400,000 U.S. Treasury
                Strips, 2/15/19, value of
                collateral including accrued
                interest - $9,693,368)......     9,347,000
   9,347      PaineWebber Inc., 4.85%, dated
                12/31/98, due 1/4/99 in the
                amount of $9,352,037 (cost
                $9,347,000; collateralized
                by $8,950,000 U.S. Treasury
                Notes, 5.75%, 8/15/03, value
                of collateral including
                accrued interest -
                $9,526,688).................     9,347,000
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
$   9,347      Paribas, 4.80%, dated
                 12/31/98, due 1/4/99 in the
                 amount of $9,351,985 (cost
                 $9,347,000; collateralized
                 by $9,042,000 U.S. Treasury
                 Notes, 5.875%, 9/30/02,
                 value of collateral
                 including accrued interest
                 - $9,526,641)..............  $ 9,347,000
    9,347      Swiss Bank Corp., 4.65%,
                 dated 12/31/98, due 1/4/99
                 in the amount of $9,351,829
                 (cost $9,347,000;
                 collateralized by
                 $7,122,000 U.S. Treasury
                 Bonds, 7.875%, 2/15/21,
                 value of collateral
                 including accrued interest
                 - $9,553,495)..............    9,347,000
                                              -----------
                                               37,388,000
                                              -----------
               Total Investments--110.3%
               (amortized cost
                 $153,128,428*).............  153,128,428
               Liabilities in excess of
                 other
                 assets--(10.3%)............  (14,279,941)
                                              -----------
               Net Assets--100%.............  $138,848,487
                                              -----------
                                              -----------

---------------
* Federal income tax basis of portfolio securities is the
same as for financial
  reporting purposes.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       37

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               December 31, 1998

SMALL
                                     LARGE CAPITALIZATION
LARGE CAPITALIZATION     SMALL CAPITALIZATION
CAPITALIZATION
                                       GROWTH PORTFOLIO
VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE
PORTFOLIO
ASSETS
------------------------------------------------------------
------------------------------------------------------------
---------
Investments, at value*                   $330,863,568
$281,359,912             $160,527,505           $
142,149,480
------------------------------------------------------------
------------------------------------------------------------
---------
Cash                                            1,112
15,552                    1,968                  10,972
------------------------------------------------------------
------------------------------------------------------------
---------
Foreign currency, at value
(cost $14,790; $125,299; $77,610)                  --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
---------
Receivable for Fund shares sold               873,292
726,118                  606,638                 637,949
------------------------------------------------------------
------------------------------------------------------------
---------
Receivable for investments sold               829,753
2,394,728                1,212,700                 161,801
------------------------------------------------------------
------------------------------------------------------------
---------
Dividends and interest receivable              98,340
490,521                   43,714                 153,250
------------------------------------------------------------
------------------------------------------------------------
---------
Deferred expenses and other assets              4,397
4,373                    2,944                   2,449
------------------------------------------------------------
------------------------------------------------------------
---------
      Total assets                        332,670,462
284,991,204              162,395,469             143,115,901
LIABILITIES
------------------------------------------------------------
------------------------------------------------------------
---------
Payable for investments purchased           1,737,636
610,660                2,792,191                 967,400
------------------------------------------------------------
------------------------------------------------------------
---------
Payable for Fund shares reacquired            877,676
717,330                  463,647                 412,672
------------------------------------------------------------
------------------------------------------------------------
---------
Accrued expenses and other
liabilities                                    86,104
26,997                   75,172                 137,736
------------------------------------------------------------
------------------------------------------------------------
---------
Dividends payable                                  --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
---------
Outstanding options written
(premium received $2,872 and
$4,340)                                            --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
---------
Withholding taxes payable                          --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
---------
Deferred trustees' fees                         6,541
6,541                    6,541                   6,541
------------------------------------------------------------
------------------------------------------------------------
---------
Due to Manager                                159,848
142,041                   75,482                  34,302
------------------------------------------------------------
------------------------------------------------------------
---------
Due to broker-variation margin
  payable                                          --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
---------
      Total liabilities                     2,867,805
1,503,569                3,413,033               1,558,651
NET ASSETS                               $329,802,657
$283,487,635             $158,982,436           $
141,557,250
------------------------------------------------------------
------------------------------------------------------------
---------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     18,028
$     17,866             $     10,360           $
9,451
------------------------------------------------------------
------------------------------------------------------------
---------
  Paid-in capital, in excess of
  par                                     187,102,837
197,955,280              125,141,167             124,754,936
------------------------------------------------------------
------------------------------------------------------------
---------
                                          187,120,865
197,973,146              125,151,527             124,764,387
  Under (over) distribution of net
  investment
    income (loss)                                  --
331,461                       --                  44,045
------------------------------------------------------------
------------------------------------------------------------
---------
  Accumulated net realized gains
  (losses)                                  7,823,400
4,911,188                 (860,079)                506,416
------------------------------------------------------------
------------------------------------------------------------
---------
  Net unrealized
  appreciation/depreciation               134,858,392
80,271,840               34,690,988              16,242,402
------------------------------------------------------------
------------------------------------------------------------
---------
  Net assets, December 31, 1998          $329,802,657
$283,487,635             $158,982,436           $
141,557,250
------------------------------------------------------------
------------------------------------------------------------
---------
Shares of beneficial interest
issued
  and outstanding                          18,028,136
17,866,011               10,360,162               9,450,715
------------------------------------------------------------
------------------------------------------------------------
---------
  Net asset value, offering price
    and redemption price per share             $18.29
$15.87                   $15.35                  $14.98
------------------------------------------------------------
------------------------------------------------------------
---------
  *Identified cost of investments.       $196,005,176
$201,088,072             $125,836,517           $
125,907,078

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       38

INTERNATIONAL
U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN
INTERMEDIATE-TERM       MORTGAGE BACKED
MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO
BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET
PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------
-----
$244,461,917       $ 30,340,470       $ 81,775,843        $
112,021,693           $ 72,543,467               $
153,128,428
------------------------------------------------------------
------------------------------------------------------------
-----
       3,074                189                225
959                    723                          --
------------------------------------------------------------
------------------------------------------------------------
-----

      13,132                 --            125,199
77,223                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
     265,926             81,826            248,360
290,253                 92,860                  10,338,811
------------------------------------------------------------
------------------------------------------------------------
-----
          --                 --                 --
--                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
     686,175            798,245            845,609
1,439,507                509,785                      55,166
------------------------------------------------------------
------------------------------------------------------------
-----
       4,417              4,643                977
1,695                  1,431                         781
------------------------------------------------------------
------------------------------------------------------------
-----
 245,434,641         31,225,373         82,996,213
113,831,330             73,148,266
163,523,186

------------------------------------------------------------
------------------------------------------------------------
-----
          --                 --         15,459,534
8,173,391                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
     916,924            115,358            359,882
274,374                164,990                  24,582,304
------------------------------------------------------------
------------------------------------------------------------
-----
      71,622             35,558             41,738
30,203                 67,144                      49,433
------------------------------------------------------------
------------------------------------------------------------
-----
          --             11,753              9,273
15,471                 11,698                       1,517
------------------------------------------------------------
------------------------------------------------------------
-----

          --                 --              2,594
4,031                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
       7,997              2,386                 --
--                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
       6,541              5,132              6,541
6,541                  6,541                       6,541
------------------------------------------------------------
------------------------------------------------------------
-----
     140,747             13,265             25,555
40,212                 27,978                      34,904
------------------------------------------------------------
------------------------------------------------------------
-----
          --                 --             12,934
4,514                     --                          --
------------------------------------------------------------
------------------------------------------------------------
-----
   1,143,831            183,452         15,918,051
8,548,737                278,351                  24,674,699
$244,290,810        $31,041,921        $67,078,162
$105,282,593            $72,869,915
$138,848,487
------------------------------------------------------------
------------------------------------------------------------
-----
      15,724
$                  $      3,261       $      6,392        $
10,159           $      6,960               $     138,848
------------------------------------------------------------
------------------------------------------------------------
-----
 196,242,244         30,232,750         66,697,891
104,979,871             71,365,949
138,709,639
------------------------------------------------------------
------------------------------------------------------------
-----
 196,257,968         30,236,011         66,704,283
104,990,030             71,372,909
138,848,487

    (179,460 )          (55,493)           137,282
(15,471)               167,819                          --
------------------------------------------------------------
------------------------------------------------------------
-----
  (1,045,188 )          533,458            (49,964)
(271,215)              (480,554)                         --
------------------------------------------------------------
------------------------------------------------------------
-----
  49,257,490            327,945            286,561
579,249              1,809,741                          --
------------------------------------------------------------
------------------------------------------------------------
-----
$244,290,810        $31,041,921        $67,078,162
$105,282,593            $72,869,915
$138,848,487
------------------------------------------------------------
------------------------------------------------------------
-----

  15,724,520          3,261,234          6,392,408
10,159,386              6,960,553
138,848,487
------------------------------------------------------------
------------------------------------------------------------
-----
      $15.54              $9.52             $10.49
$10.36                 $10.47                       $1.00
------------------------------------------------------------
------------------------------------------------------------
-----
$195,236,545        $30,014,065        $81,343,844
$111,337,234            $70,733,726
$153,128,428

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       39

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 1998

SMALL
                                        LARGE CAPITALIZATION
LARGE CAPITALIZATION     SMALL CAPITALIZATION
CAPITALIZATION
                                          GROWTH PORTFOLIO
VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE
PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------
------------------------------------------------------------
-----------
Income
  Interest                                  $    372,347
$    154,546             $    322,663           $
280,255
------------------------------------------------------------
------------------------------------------------------------
-----------
  Dividends                                    1,387,164
6,526,484                  371,729               1,679,145
------------------------------------------------------------
------------------------------------------------------------
-----------
  Less: Foreign withholding taxes                 (1,054)
(36,458)                  (2,436)                 (1,176)
------------------------------------------------------------
------------------------------------------------------------
-----------
      Total income                             1,758,457
6,644,572                  691,956               1,958,224
------------------------------------------------------------
------------------------------------------------------------
-----------
Expenses
  Management fee                               1,666,766
1,692,469                  975,926                 922,536
------------------------------------------------------------
------------------------------------------------------------
-----------
  Custodian's fees and expenses                   85,000
96,000                   92,000                 100,700
------------------------------------------------------------
------------------------------------------------------------
-----------
  Transfer agent's fees and expenses             104,500
108,600                  104,000                  92,000
------------------------------------------------------------
------------------------------------------------------------
-----------
  Registration fees                                2,000
36,000                   20,500                  35,800
------------------------------------------------------------
------------------------------------------------------------
-----------
  Reports to shareholders                         10,000
29,000                   33,000                  33,000
------------------------------------------------------------
------------------------------------------------------------
-----------
  Audit fees and expenses                         13,500
13,500                   13,500                  13,500
------------------------------------------------------------
------------------------------------------------------------
-----------
  Legal fees and expenses                          7,000
7,000                    7,000                   7,000
------------------------------------------------------------
------------------------------------------------------------
-----------
  Trustees' fees and expenses                      2,300
2,300                    2,300                   2,300
------------------------------------------------------------
------------------------------------------------------------
-----------
  Amortization of organization
  expenses                                            81
81                       81                      81
------------------------------------------------------------
------------------------------------------------------------
-----------
  Insurance                                        4,600
4,800                    2,900                   1,900
------------------------------------------------------------
------------------------------------------------------------
-----------
  Miscellaneous                                      469
1,647                    2,375                   4,347
------------------------------------------------------------
------------------------------------------------------------
-----------
      Total expenses                           1,896,216
1,991,397                1,253,582               1,213,164
------------------------------------------------------------
------------------------------------------------------------
-----------
Net investment income (loss)                    (137,759)
4,653,175                 (561,626)                745,060
------------------------------------------------------------
------------------------------------------------------------
-----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------
------------------------------------------------------------
-----------
Net realized gain (loss) on:
  Investment transactions                     35,920,680
30,983,706                2,228,053              11,100,287
------------------------------------------------------------
------------------------------------------------------------
-----------
  Financial futures contracts                         --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
-----------
  Foreign currency transactions                       --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
-----------
Total net realized gain (loss)                35,920,680
30,983,706                2,228,053              11,100,287
------------------------------------------------------------
------------------------------------------------------------
-----------
Net change in unrealized appreciation/depreciation on:
  Investments                                 67,508,676
(9,079,959)               1,353,560             (23,613,476)
------------------------------------------------------------
------------------------------------------------------------
-----------
  Financial futures contracts                         --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
-----------
  Foreign currencies                                  --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
-----------
  Options written                                     --
--                       --                      --
------------------------------------------------------------
------------------------------------------------------------
-----------
Net change in unrealized
appreciation/depreciation                     67,508,676
(9,079,959)               1,353,560             (23,613,476)
------------------------------------------------------------
------------------------------------------------------------
-----------
Net gain (loss)                              103,429,356
21,903,747                3,581,613             (12,513,189)
------------------------------------------------------------
------------------------------------------------------------
-----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $103,291,597
$ 26,556,922             $  3,019,987           $
(11,768,129)
------------------------------------------------------------
------------------------------------------------------------
-----------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       40

 INTERNATIONAL
U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN
INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO
BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET
PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------
---
  $   433,181        $  1,516,220        $3,920,382
$ 6,447,203             $5,039,270              $5,749,917
------------------------------------------------------------
------------------------------------------------------------
---
    5,912,254                  --                --
--                     --                      --
------------------------------------------------------------
------------------------------------------------------------
---
     (615,167)             (6,667)               --
--                     --                      --
------------------------------------------------------------
------------------------------------------------------------
---
    5,730,268           1,509,553         3,920,382
6,447,203              5,039,270               5,749,917
------------------------------------------------------------
------------------------------------------------------------
---
    1,724,342             153,602           278,041
455,487                331,815                 266,250
------------------------------------------------------------
------------------------------------------------------------
---
      296,000             145,000           112,000
96,000                 79,000                  74,000
------------------------------------------------------------
------------------------------------------------------------
---
      102,000              36,000            42,500
47,000                 51,400                  19,000
------------------------------------------------------------
------------------------------------------------------------
---
       52,000              25,000            25,000
28,000                 13,000                 186,000
------------------------------------------------------------
------------------------------------------------------------
---
       21,000              69,000            15,000
15,000                 12,000                  24,000
------------------------------------------------------------
------------------------------------------------------------
---
       20,000              13,500            13,500
13,500                 13,500                   5,000
------------------------------------------------------------
------------------------------------------------------------
---
        7,000              12,000             7,000
7,000                  7,000                   7,000
------------------------------------------------------------
------------------------------------------------------------
---
        2,300               2,300             2,300
2,300                  2,300                   2,300
------------------------------------------------------------
------------------------------------------------------------
---
           81              10,596                81
81                     81                      81
------------------------------------------------------------
------------------------------------------------------------
---
        4,400                 600               300
1,200                  1,000                     900
------------------------------------------------------------
------------------------------------------------------------
---
        2,159               3,975             3,877
3,083                  2,828                   2,422
------------------------------------------------------------
------------------------------------------------------------
---
    2,231,282             471,573           499,599
668,651                513,924                 586,953
------------------------------------------------------------
------------------------------------------------------------
---
    3,498,986           1,037,980         3,420,783
5,778,552              4,525,346               5,162,964
------------------------------------------------------------
------------------------------------------------------------
---

------------------------------------------------------------
------------------------------------------------------------
---
   19,759,420             504,219         1,421,793
128,797                708,087                  (1,050)
------------------------------------------------------------
------------------------------------------------------------
---
           --                  --           676,591
1,595,922               (104,986)                     --
------------------------------------------------------------
------------------------------------------------------------
---
     (754,781)            229,666            (7,388)
9,565                     --                      --
------------------------------------------------------------
------------------------------------------------------------
---
   19,004,639             733,885         2,090,996
1,734,284                603,101                  (1,050)
------------------------------------------------------------
------------------------------------------------------------
---
   13,709,952             892,569          (453,350)
(87,326)              (603,723)                     --
------------------------------------------------------------
------------------------------------------------------------
---
           --                  --          (155,867)
(243,988)                    --                      --
------------------------------------------------------------
------------------------------------------------------------
---
       59,593            (123,677)          (32,735)
(93,156)                    --                      --
------------------------------------------------------------
------------------------------------------------------------
---
           --                  --               278
309                     --                      --
------------------------------------------------------------
------------------------------------------------------------
---
   13,769,545             768,892          (641,674)
(424,161)              (603,723)                     --
------------------------------------------------------------
------------------------------------------------------------
---
   32,774,184           1,502,777         1,449,322
1,310,123                   (622)                 (1,050)
------------------------------------------------------------
------------------------------------------------------------
---

   36,273,170
  $                  $  2,540,757        $4,870,105
$ 7,088,675             $4,524,724              $5,161,914
------------------------------------------------------------
------------------------------------------------------------
---

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       41

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets

                           LARGE CAPITALIZATION
LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO
VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     ---
--------------------------     -----------------------------
                          Year Ended December 31,
Year Ended December 31,           Year Ended December 31,
                       -----------------------------     ---
--------------------------     -----------------------------
                           1998             1997
1998             1997             1998             1997
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (137,759)    $    (12,653)    $
4,653,175     $  4,815,417     $   (561,626)    $
(556,708)
------------------------------------------------------------
------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         35,920,680       24,436,720
30,983,706       25,006,548        2,228,053
24,119,898
------------------------------------------------------------
------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments          67,508,676       20,104,947
(9,079,959)      35,519,278        1,353,560
5,445,586
------------------------------------------------------------
------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          103,291,597       44,529,014
26,556,922       65,341,243        3,019,987
29,008,776
------------------------------------------------------------
------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --          (46,217)
(4,404,065)      (4,345,386)              --               -
-
------------------------------------------------------------
------------------------------------------------------------
  Dividends in excess
    of net investment
    income                       --          (60,960)
--               --               --               --
------------------------------------------------------------
------------------------------------------------------------
  Distributions from
    net
    realized gains      (21,568,633)     (31,971,788)
(27,679,090)     (24,366,069)      (6,691,785)
(21,977,874)
------------------------------------------------------------
------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --
--               --               --               --
------------------------------------------------------------
------------------------------------------------------------
Total distributions     (21,568,633)     (32,078,965)
(32,083,155)     (28,711,455)      (6,691,785)
(21,977,874)
------------------------------------------------------------
------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          61,539,874       47,455,937
61,726,845       54,334,008       47,314,663
38,578,759
------------------------------------------------------------
------------------------------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        21,112,171       31,377,043
31,419,758       28,089,014        6,560,196
21,564,493
------------------------------------------------------------
------------------------------------------------------------
  Cost of shares
  reacquired            (78,466,932)     (68,170,878)
(79,225,934)     (71,665,460)     (57,118,761)
(48,745,293)
------------------------------------------------------------
------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          4,185,113       10,662,102
13,920,669       10,757,562       (3,243,902)
11,397,959
------------------------------------------------------------
------------------------------------------------------------
      Total increase
      (decrease)         85,908,077       23,112,151
8,394,436       47,387,350       (6,915,700)      18,428,861

NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
Beginning of year       243,894,580      220,782,429
275,093,199      227,705,849      165,898,136
147,469,275
------------------------------------------------------------
------------------------------------------------------------
End of year(b)         $329,802,657     $243,894,580
$283,487,635     $275,093,199     $158,982,436
$165,898,136
------------------------------------------------------------
------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S.
Government Money Market Portfolio.
(b) Under
    distribution of
    net investment
    income             $         --               --     $
331,461     $    470,031     $         --     $         --
------------------------------------------------------------
------------------------------------------------------------


                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           1998              1997
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    745,060      $     655,639
------------------------------------------------------------
---
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         11,100,287         17,387,992
------------------------------------------------------------
-------
  Net change in
    unrealized
    appreciation/
    depreciation of
    investments         (23,613,476)        18,899,607
------------------------------------------------------------
-----------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          (11,768,129)        36,943,238
------------------------------------------------------------
---------------
Dividends and
Distributions
  Dividends from net
    investment income      (616,180)          (664,037)
------------------------------------------------------------
-------------------
  Dividends in excess
    of net investment
    income                       --            (94,907)
------------------------------------------------------------
-----------------------
  Distributions from
    net
    realized gains      (11,204,352)       (17,432,911)
------------------------------------------------------------
---------------------------
  Tax return of
    capital
    distributions                --                 --
------------------------------------------------------------
-------------------------------
Total distributions     (11,820,532)       (18,191,855)
------------------------------------------------------------
-----------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          51,340,282         44,917,116
------------------------------------------------------------
---------------------------------------
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions        11,566,933         17,747,752
------------------------------------------------------------
-------------------------------------------
  Cost of shares
  reacquired            (61,175,473)       (44,673,985)
------------------------------------------------------------
-----------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          1,731,742         17,990,883
------------------------------------------------------------
---------------------------------------------------
      Total increase
      (decrease)        (21,856,919)        36,742,266
NET ASSETS
------------------------------------------------------------
-------------------------------------------------------
Beginning of year       163,414,169        126,671,903
------------------------------------------------------------
-----------------------------------------------------------
End of year(b)         $141,557,250      $ 163,414,169
------------------------------------------------------------
------------------------------------------------------------
(a) Fund share transa
(b) Under
    distribution of
    net investment
    income             $     44,045                 --
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       42

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND
TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO
BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -------------------------
----     -----------------------------     -----------------
-----------
   Year Ended December 31,            Year Ended December
31,           Year Ended December 31,           Year Ended
December 31,
------------------------------     -------------------------
----     -----------------------------     -----------------
-----------
    1998             1997              1998             1997
1998             1997             1998             1997
------------------------------------------------------------
------------------------------------------------------------
-----------
$  3,498,986     $   2,820,604     $  1,037,980     $
1,560,613      $  3,420,783     $ 2,668,018      $
5,778,552    $  5,389,243
------------------------------------------------------------
------------------------------------------------------------
-----------
  19,004,639        25,216,162          733,885
(2,969,114 )       2,090,996         995,324
1,734,284       1,604,324
------------------------------------------------------------
------------------------------------------------------------
-----------
  13,769,545        (1,064,582)         768,892
(880,530 )        (641,674)        580,802
(424,161)        772,378
------------------------------------------------------------
------------------------------------------------------------
-----------
  36,273,170        26,972,184        2,540,757
(2,289,031 )       4,870,105       4,244,144
7,088,675       7,765,945
------------------------------------------------------------
------------------------------------------------------------
-----------
  (1,532,425)       (2,820,604)      (1,037,980)
--        (3,376,862)     (2,523,654 )      (5,900,704)
(5,281,003)
------------------------------------------------------------
------------------------------------------------------------
-----------
          --        (3,343,171)        (211,923)
(227,344 )              --              --                --
--
------------------------------------------------------------
------------------------------------------------------------
-----------
 (12,786,060)       (25,343,801)        (129,221)
(14,562 )      (2,089,757)       (465,731 )      (1,685,532)
(1,471,335)
------------------------------------------------------------
------------------------------------------------------------
-----------
          --                --               --
(1,320,129 )              --              --
--              --
------------------------------------------------------------
------------------------------------------------------------
-----------
 (14,318,485)      (31,507,576)      (1,379,124)
(1,562,035 )      (5,466,619)     (2,989,385 )
(7,586,236)     (6,752,338)
------------------------------------------------------------
------------------------------------------------------------
-----------
 397,245,964       355,674,205       10,468,976
10,444,049        32,010,608      14,859,623
59,709,544      29,443,555
------------------------------------------------------------
------------------------------------------------------------
-----------
  13,933,450        30,918,137        1,318,338
1,488,888         5,274,697       2,845,116
7,214,518       6,439,182
------------------------------------------------------------
------------------------------------------------------------
-----------
(426,694,187)     (384,768,978)     (13,095,621)
(18,672,976 )     (20,021,411)    (17,766,511 )
(56,214,686)    (42,217,583)
------------------------------------------------------------
------------------------------------------------------------
-----------
(15,514,773)         1,823,364       (1,308,307)
(6,740,039 )      17,263,894         (61,772 )
10,709,376      (6,334,846)
------------------------------------------------------------
------------------------------------------------------------
-----------
   6,439,912        (2,712,028)        (146,674)
(10,591,105 )      16,667,380       1,192,987
10,211,815      (5,321,239)
------------------------------------------------------------
------------------------------------------------------------
-----------
 237,850,898       240,562,926       31,188,595
41,779,700        50,410,782      49,217,795
95,070,778     100,392,017
------------------------------------------------------------
------------------------------------------------------------
-----------
$244,290,810     $ 237,850,898     $ 31,041,921
$31,188,595      $ 67,078,162     $50,410,782
$105,282,593    $ 95,070,778
------------------------------------------------------------
------------------------------------------------------------
-----------
          --     $     316,826               --
--      $    137,282     $   223,566                --    $
218,646
------------------------------------------------------------
------------------------------------------------------------
-----------


U.S. GOVERNMENT
                     MORTGAGE BACKED
MONEY
                  SECURITIES PORTFOLIO
MARKET PORTFOLIO
              -----------------------------     ------------
-----------------------
                 Year Ended December 31,              Year
Ended December 31,
              -----------------------------     ------------
-----------------------
                    1998             1997              1998
1997
------------------------------------------------------------
--------------------
              $  4,525,346     $ 4,459,335      $
5,162,964     $     1,850,349
------------------------------------------------------------
--------------------
                   603,101         197,457
(1,050)               (469)
------------------------------------------------------------
--------------------
                  (603,723)      1,432,889
--                  --
------------------------------------------------------------
--------------------
                 4,524,724       6,089,681
5,161,914           1,849,880
------------------------------------------------------------
--------------------
                (4,414,869)     (4,425,133 )
(5,161,914)         (1,849,880)
------------------------------------------------------------
--------------------
                        --              --
--                  --
------------------------------------------------------------
--------------------
                        --                   --
--                  --
------------------------------------------------------------
--------------------
                        --              --
--                  --
------------------------------------------------------------
--------------------
                (4,414,869)     (4,425,133 )
(5,161,914)         (1,849,880)
------------------------------------------------------------
--------------------
                17,198,222      13,448,142
3,570,979,025       1,070,854,061
------------------------------------------------------------
--------------------
                 3,666,643       3,643,014
4,089,479           1,601,795
------------------------------------------------------------
--------------------
               (19,700,312)    (21,027,273 )
(3,478,545,549)     (1,057,527,680)
------------------------------------------------------------
--------------------
                 1,164,553      (3,936,117 )
96,522,955          14,928,176
------------------------------------------------------------
--------------------
                 1,274,408      (2,271,569 )
96,522,955          14,928,176
------------------------------------------------------------
--------------------
                71,595,507      73,867,076
42,325,532          27,397,356
------------------------------------------------------------
--------------------
              $ 72,869,915     $71,595,507      $
138,848,487     $    42,325,532
------------------------------------------------------------
--------------------
              $    167,819     $    57,342
--                  --
------------------------------------------------------------
--------------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       43

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

LARGE CAPITALIZATION

GROWTH PORTFOLIO
                                             ---------------
---------------------------------------------

Year Ended December 31,
                                             ---------------
---------------------------------------------
                                               1998
1997         1996       1995(b)      1994(b)
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
---------------------------------------------
Net asset value, beginning of year             $13.58
$12.97       $12.13        $9.74        $9.91
------------------------------------------------------------
---------------------------------------------
Income from investment operations
Net investment income (loss)                     (.01)
--(c)       .02          .10          .10
------------------------------------------------------------
---------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        6.00
2.61         2.33         2.41         (.16)
------------------------------------------------------------
---------------------------------------------
      Total from investment
        operations                               5.99
2.61         2.35         2.51         (.06)
------------------------------------------------------------
---------------------------------------------
Less distributions
Dividends from net investment income               --
(.01)        (.02)        (.10)        (.10)
------------------------------------------------------------
---------------------------------------------
Distributions in excess of net
  investment income                                --
--           --         (.01)        (.01)
------------------------------------------------------------
---------------------------------------------
Distributions from net realized gains           (1.28)
(1.99)       (1.49)        (.01)          --
------------------------------------------------------------
---------------------------------------------
      Total distributions                       (1.28)
(2.00)       (1.51)        (.12)        (.11)
------------------------------------------------------------
---------------------------------------------
Net asset value, end of year                   $18.29
$13.58       $12.97       $12.13        $9.74
------------------------------------------------------------
---------------------------------------------

TOTAL RETURN(a)                                44.22%
20.77%       21.09%       25.76%         (.68)%
------------------------------------------------------------
---------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
---------------------------------------------
Net assets, end of year (000)                $329,803
$243,895     $220,782     $180,077     $142,072
------------------------------------------------------------
---------------------------------------------
Average net assets (000)                     $277,794
$242,233     $202,736     $162,982     $129,687
------------------------------------------------------------
---------------------------------------------
Ratios to average net assets
  Expenses                                        .68%
 .73%         .82%         .78%         .81%
------------------------------------------------------------
---------------------------------------------
  Net investment income (loss)                   (.05)%
(.01)%        .19%         .88%        1.08%
------------------------------------------------------------
---------------------------------------------
Portfolio turnover rate                            54%
82%          65%         154%          24%
------------------------------------------------------------
---------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day
    and a sale on the last day of each year reported and
includes reinvestment
    of dividends and distributions.
(b) Calculated based upon average shares outstanding during
the year.
(c) Less than $.005 per share.
------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       44

                    LARGE CAPITALIZATION
SMALL CAPITALIZATION
                      VALUE PORTFOLIO
GROWTH PORTFOLIO
------------------------------------------------------------
-----------------------------------------------------------
                  Year Ended December 31,
Year Ended December 31,
------------------------------------------------------------
-----------------------------------------------------------
  1998         1997       1996(b)      1995(b)      1994(b)
1998         1997         1996       1995(b)      1994(b)
------------------------------------------------------------
------------------------------------------------------------
----
  $16.21       $13.97       $12.57       $10.02       $10.11
$15.57       $14.93       $14.15       $11.59      $11.86
------------------------------------------------------------
------------------------------------------------------------
----
     .28          .31          .31          .33          .26
(.05)        (.05)        (.02)         .02         .01
------------------------------------------------------------
------------------------------------------------------------
----
    1.34         3.77         2.07         2.89
(.04)         .48         3.02         2.63         2.84
(.27)
------------------------------------------------------------
------------------------------------------------------------
----
    1.62         4.08         2.38         3.22          .22
 .43         2.97         2.61         2.86        (.26)
------------------------------------------------------------
------------------------------------------------------------
----
    (.27)        (.28)        (.31)        (.30)
(.25)          --           --           --         (.02)
(.01)
------------------------------------------------------------
------------------------------------------------------------
----
      --           --         (.03)          --           --
--           --           --           --          --
------------------------------------------------------------
------------------------------------------------------------
----
   (1.69)       (1.56)        (.64)        (.37)
(.06)        (.65)       (2.33)       (1.83)        (.28)
--
------------------------------------------------------------
------------------------------------------------------------
----
   (1.96)       (1.84)        (.98)        (.67)
(.31)        (.65)       (2.33)       (1.83)        (.30)
(.01)
------------------------------------------------------------
------------------------------------------------------------
----
  $15.87       $16.21       $13.97       $12.57       $10.02
$15.35       $15.57       $14.93       $14.15      $11.59
------------------------------------------------------------
------------------------------------------------------------
----

   10.25%      29.80%       19.17%       32.08%
2.18%       2.55%       20.85%       18.88%        24.62%
(2.19)%
------------------------------------------------------------
------------------------------------------------------------
----

------------------------------------------------------------
------------------------------------------------------------
----
$283,488     $275,093     $227,706     $187,596     $142,219
$158,982     $165,898     $147,469     $121,533     $96,462
------------------------------------------------------------
------------------------------------------------------------
----
$282,078     $253,579     $208,898     $163,124     $128,865
$162,654     $156,570     $141,496     $107,649     $87,403
------------------------------------------------------------
------------------------------------------------------------
----
        %
     .71          .72%         .77%         .76%
 .81%         .77%         .79%         .89%         .85%
 .93%
------------------------------------------------------------
------------------------------------------------------------
----
    1.65%        1.90%        2.33%        2.83%
2.66%        (.35)%       (.36)%       (.32)%        .12%
 .10%
------------------------------------------------------------
------------------------------------------------------------
----
      24%          21%          22%          59%
6%          69%         106%         108%         120%
97%
------------------------------------------------------------
------------------------------------------------------------
----

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       45

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

SMALL CAPITALIZATION

VALUE PORTFOLIO(e)
                                             ---------------
-------------------------------------------

Year Ended December 31,
                                             ---------------
-------------------------------------------
                                               1998
1997         1996        1995        1994
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
-------------------------------------------
Net asset value, beginning of period           $17.50
$15.22       $13.07      $11.07      $12.72
------------------------------------------------------------
-------------------------------------------
Income from investment operations
Net investment income (loss)                      .08
 .08          .11         .14         .11
------------------------------------------------------------
-------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                       (1.27)
4.37         2.71        2.00       (1.49)
------------------------------------------------------------
-------------------------------------------
      Total from investment
      operations                                (1.19)
4.45         2.82        2.14       (1.38)
------------------------------------------------------------
-------------------------------------------
Less distributions
Dividends from net investment income             (.07)
(.08)        (.11)       (.14)         --
------------------------------------------------------------
-------------------------------------------
Distributions in excess of net
  investment income                                --
(.01)          --          --          --
------------------------------------------------------------
-------------------------------------------
Distributions from net realized gains           (1.26)
(2.08)        (.56)         --        (.27)
------------------------------------------------------------
-------------------------------------------
Distributions in excess of net
  realized gains                                   --
--           --          --          --
------------------------------------------------------------
-------------------------------------------
Tax return of capital distributions                --
--           --          --          --
------------------------------------------------------------
-------------------------------------------
      Total distributions                       (1.33)
(2.17)        (.67)       (.14)       (.27)
------------------------------------------------------------
-------------------------------------------
Net asset value, end of period                 $14.98
$17.50       $15.22      $13.07      $11.07
------------------------------------------------------------
-------------------------------------------

TOTAL RETURN(d)                                 (6.62)%
29.98%        21.75%      19.21%     (11.03)%
------------------------------------------------------------
-------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
-------------------------------------------
Net assets, end of period (000)              $141,557
$163,414     $126,672     $97,594     $84,163
------------------------------------------------------------
-------------------------------------------
Average net assets (000)                     $153,756
$144,160     $110,564     $88,085     $83,891
------------------------------------------------------------
-------------------------------------------
Ratios to average net assets
  Expenses                                        .79%
 .81%         .92%       1.00%        .93%
------------------------------------------------------------
-------------------------------------------
  Net investment income (loss)                    .48%
 .45%         .77%       1.14%        .88%
------------------------------------------------------------
-------------------------------------------
Portfolio turnover rate                            39%
36%          60%        110%         97%
------------------------------------------------------------
-------------------------------------------

(a) Commencement of investment operations of the International Bond Portfolio.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
  Total return for periods of less than a full year are not annualized.
(e) Calculated based upon average shares outstanding during the year.
(f) Less than $.005 per share.

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       46

                       INTERNATIONAL
INTERNATIONAL
                      EQUITY PORTFOLIO
BOND PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------
-

May 17,

1994(a)
                  Year Ended December 31,
Year Ended December 31,                  Through
------------------------------------------------------------
--------------------------------------------     December
31,
  1998         1997         1996       1995(e)      1994(e)
1998        1997        1996        1995           1994

------------------------------------------------------------
------------------------------------------------------------
------
  $14.27       $14.82       $13.64       $11.95       $13.09
$9.17      $10.17      $10.19       $9.57         $10.00
------------------------------------------------------------
------------------------------------------------------------
------
     .23          .21          .25          .17          .06
 .31         .42         .51         .57(c)         .27(c)
------------------------------------------------------------
------------------------------------------------------------
------
    1.98         1.32         1.79         1.67
(.01)         .45       (1.00)       (.08)        .82
(.19)
------------------------------------------------------------
------------------------------------------------------------
------
    2.21         1.53         2.04         1.84          .05
 .76        (.58)        .43        1.39            .08
------------------------------------------------------------
------------------------------------------------------------
------
    (.10)        (.41)        (.22)        (.11)
(.01)        (.31)         --        (.21)       (.57)
(.27)
------------------------------------------------------------
------------------------------------------------------------
------
      --           --           --           --           --
(.06)       (.06)         --          --           (.24)
------------------------------------------------------------
------------------------------------------------------------
------
    (.84)       (1.67)        (.64)        (.04)
(1.07)        (.04)       --(f)       (.24)       (.20)
--
------------------------------------------------------------
------------------------------------------------------------
------
      --           --           --           --
(.11)          --          --          --          --
--
------------------------------------------------------------
------------------------------------------------------------
------
      --           --           --           --           --
--        (.36)         --          --             --
------------------------------------------------------------
------------------------------------------------------------
------
    (.94)       (2.08)        (.86)        (.15)
(1.19)        (.41)       (.42)       (.45)       (.77)
(.51)
------------------------------------------------------------
------------------------------------------------------------
------
  $15.54       $14.27       $14.82       $13.64       $11.95
$9.52       $9.17      $10.17      $10.19          $9.57
------------------------------------------------------------
------------------------------------------------------------
------

   15.49%       10.60%       15.25%       15.38%
 .18%        8.55%      (5.73)%      4.45%      14.66%
 .71%
------------------------------------------------------------
------------------------------------------------------------
------

------------------------------------------------------------
------------------------------------------------------------
------
$244,291     $237,851     $240,563     $191,598     $188,025
$31,042     $31,189     $41,780     $34,660        $21,447
------------------------------------------------------------
------------------------------------------------------------
------
$246,335     $245,536     $221,626     $183,414     $179,614
$30,720     $35,163     $38,788     $29,510        $15,366
------------------------------------------------------------
------------------------------------------------------------
------
        %
     .91          .93%         .99%        1.02%
1.07%        1.54%       1.35%       1.34%       1.00%(c)
1.00%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
------
    1.42%        1.15%        1.77%        1.32%
 .47%        3.38%       4.44%       5.02%       5.56%(c)
4.84%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
------
      45%          37%          39%          76%
116%         110%        202%        226%        456%
361%
------------------------------------------------------------
------------------------------------------------------------
------

--------
--------
  1998
------------------------------------------------------------
------------------------------------------------------------
------
  $14.27
------------------------------------------------------------
------------------------------------------------------------
------
     .23
------------------------------------------------------------
------------------------------------------------------------
------
    1.98
------------------------------------------------------------
------------------------------------------------------------
------
    2.21
------------------------------------------------------------
------------------------------------------------------------
------
    (.10
------------------------------------------------------------
------------------------------------------------------------
------
      --
------------------------------------------------------------
------------------------------------------------------------
------
    (.84
------------------------------------------------------------
------------------------------------------------------------
------
      --
------------------------------------------------------------
------------------------------------------------------------
------
      --
------------------------------------------------------------
------------------------------------------------------------
------
    (.94
------------------------------------------------------------
------------------------------------------------------------
------
  $15.54
------------------------------------------------------------
------------------------------------------------------------
------
   15.49
------------------------------------------------------------
------------------------------------------------------------
------
------------------------------------------------------------
------------------------------------------------------------
------
$244,291
------------------------------------------------------------
------------------------------------------------------------
------
$246,335
------------------------------------------------------------
------------------------------------------------------------
------
     .91
------------------------------------------------------------
------------------------------------------------------------
------
    1.42
------------------------------------------------------------
------------------------------------------------------------
------
      45
------------------------------------------------------------
------------------------------------------------------------
------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       47

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                             TOTAL RETURN
                                            BOND PORTFOLIO
------------------------------------------------------------
------------------------------------------

Year Ended December 31,
                                             ---------------
------------------------------------------
                                               1998
1997        1996        1995        1994

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------
Net asset value, beginning of year             $10.56
$10.28      $10.62       $9.48      $10.28
------------------------------------------------------------
------------------------------------------
Income from investment operations
Net investment income                             .58
 .57         .57         .62(a)      .47(a)
------------------------------------------------------------
------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .27
 .35        (.09)       1.18        (.82)
------------------------------------------------------------
------------------------------------------
      Total from investment
        operations                                .85
 .92         .48        1.80        (.35)
------------------------------------------------------------
------------------------------------------
Less distributions
Dividends from net investment income             (.58)
(.54)       (.56)       (.58)       (.45)
------------------------------------------------------------
------------------------------------------
Distributions in excess of net
  investment income                                --
--          --          --          --
------------------------------------------------------------
------------------------------------------
Distributions from net realized gains            (.34)
(.10)       (.26)       (.08)         --
------------------------------------------------------------
------------------------------------------
Distributions in excess of net
  realized gains                                   --
--          --          --          --
------------------------------------------------------------
------------------------------------------
      Total distributions                        (.92)
(.64)       (.82)       (.66)       (.45)
------------------------------------------------------------
------------------------------------------
Net asset value, end of year                   $10.49
$10.56      $10.28      $10.62       $9.48
------------------------------------------------------------
------------------------------------------

TOTAL RETURN(b)                                  8.28%
9.23%       5.02%      19.63%      (3.54)%
------------------------------------------------------------
------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------
Net assets, end of year (000)                 $67,078
$50,411     $49,218     $45,118     $31,191
------------------------------------------------------------
------------------------------------------
Average net assets (000)                      $61,786
$48,123     $47,246     $37,023     $31,141
------------------------------------------------------------
------------------------------------------
Ratios to average net assets
  Expenses                                        .81%
 .91%        .94%        .85%(a)     .85%(a)
------------------------------------------------------------
------------------------------------------
  Net investment income                          5.54%
5.54%       5.67%       6.21%(a)    4.90%(a)
------------------------------------------------------------
------------------------------------------
Portfolio turnover rate                           327%
323%        340%        141%        121%
------------------------------------------------------------
------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       48

                    INTERMEDIATE-TERM
MORTGAGE BACKED
                      BOND PORTFOLIO
SECURITIES PORTFOLIO
----------------------------------------------------------
--------------------------------------------------------
                 Year Ended December 31,
Year Ended December 31,
----------------------------------------------------------
--------------------------------------------------------
  1998         1997         1996        1995        1994
1998        1997        1996        1995        1994

------------------------------------------------------------
-----------------------------------------------------------
$  10.42     $  10.30     $  10.51     $  9.56     $ 10.26
$  10.45     $ 10.21     $ 10.31     $  9.51     $ 10.18
------------------------------------------------------------
-----------------------------------------------------------
     .63          .58          .59         .63         .49
 .64         .64         .65         .68(a)      .61(a)
------------------------------------------------------------
-----------------------------------------------------------
     .09          .28         (.07)        .94        (.71)
 .01         .23        (.12)        .83        (.66)
------------------------------------------------------------
-----------------------------------------------------------
     .72          .86          .52        1.57        (.22)
 .65         .87         .53        1.51        (.05)
------------------------------------------------------------
-----------------------------------------------------------
    (.61)        (.57)        (.59)       (.60)       (.48)
(.63)       (.63)       (.63)       (.68)       (.61)
------------------------------------------------------------
-----------------------------------------------------------
      --           --           --          --          --
--          --          --        (.03)       (.01)
------------------------------------------------------------
-----------------------------------------------------------
    (.17)        (.17)        (.14)       (.02)         --
--          --          --          --          --
------------------------------------------------------------
-----------------------------------------------------------
      --           --           --          --          --
--          --          --          --          --
------------------------------------------------------------
-----------------------------------------------------------
    (.78)        (.74)        (.73)       (.62)       (.48)
(.63)       (.63)       (.63)       (.71)       (.62)
------------------------------------------------------------
-----------------------------------------------------------
  $10.36       $10.42       $10.30      $10.51       $9.56
$10.47      $10.45      $10.21      $10.31       $9.51
------------------------------------------------------------
-----------------------------------------------------------

    7.09%        8.57%        5.22%      16.87%      (2.23)%
6.37%       8.82%       5.56%     16.18%        (.51)%
------------------------------------------------------------
-----------------------------------------------------------

------------------------------------------------------------
-----------------------------------------------------------
$105,283      $95,071     $100,392     $77,125     $62,924
$72,870     $71,596     $73,867     $69,759     $61,971
------------------------------------------------------------
-----------------------------------------------------------
$101,219      $95,575      $81,723     $68,628     $69,602
$73,737     $71,757     $72,214     $65,149     $66,276
------------------------------------------------------------
-----------------------------------------------------------
        %
     .66          .71%         .73%        .79%        .80%
 .70%        .88%        .91%        .85%(a)     .85%(a)
------------------------------------------------------------
-----------------------------------------------------------
    5.71%        5.64%        5.69%       6.09%       5.06%
6.14%       6.21%       6.44%       6.79%(a)    6.19%(a)
------------------------------------------------------------
-----------------------------------------------------------
     249%         249%         311%         93%         77%
24%        128%        102%        154%        380%
------------------------------------------------------------
-----------------------------------------------------------

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       49

               THE TARGET PORTFOLIO TRUST
               Financial Highlights


U.S. GOVERNMENT

MONEY

MARKET PORTFOLIO
                                             ---------------
-------------------------------------------

Year Ended December 31,
                                             ---------------
-------------------------------------------
                                               1998
1997         1996        1995        1994

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
-------------------------------------------
Net asset value, beginning of year              $1.00
$1.00        $1.00       $1.00       $1.00
------------------------------------------------------------
-------------------------------------------
Income from investment operations
Net investment income                            .048
 .049         .045        .051(a)     .037(a)
------------------------------------------------------------
-------------------------------------------
      Total from investment
        operations                               .048
 .049         .045        .051        .037
------------------------------------------------------------
-------------------------------------------
Less distributions
Dividends from net investment income            (.048)
(.049)       (.045)      (.051)      (.037)
------------------------------------------------------------
-------------------------------------------
      Total distributions                       (.048)
(.049)       (.045)      (.051)      (.037)
------------------------------------------------------------
-------------------------------------------
Net asset value, end of year                    $1.00
$1.00        $1.00       $1.00       $1.00
------------------------------------------------------------
-------------------------------------------

TOTAL RETURN(b)                                  4.88%
4.95%       4.53%       5.25%       3.79%
------------------------------------------------------------
-------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
-------------------------------------------
Net assets, end of year (000)                $138,848
$42,326      $27,397     $18,855     $21,438
------------------------------------------------------------
-------------------------------------------
Average net assets (000)                     $106,500
$37,675      $19,132     $20,173     $15,048
------------------------------------------------------------
-------------------------------------------
Ratios to average net assets
  Expenses                                        .55%
 .65%         .89%        .75%(a)     .50%(a)
------------------------------------------------------------
-------------------------------------------
  Net investment income                          4.85%
4.91%        4.49%       5.18%(a)    4.03%(a)
------------------------------------------------------------
-------------------------------------------

(a) Net of expense subsidies.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
  Total return for periods of less than a full year are not annualized.

------------------------------------------------------------
--------------------
             See Notes to Financial Statements beginning on
page 51
                                       50

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           he Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the
           'Portfolio' or 'Portfolios'): Large
Capitalization Growth Portfolio,
           Large Capitalization Value Portfolio, Small
Capitalization Growth
           Portfolio, Small
T
Capitalization Value Portfolio, International Equity
Portfolio, International
Bond Portfolio, Total Return Bond Portfolio, Intermediate-
Term Bond Portfolio,
Mortgage Backed Securities Portfolio and U.S. Government
Money Market Portfolio.
All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond
Portfolio which commenced on May 17, 1994.
      The Portfolios' investment objectives are as follows:
Large Capitalization
Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500; Large Capitalization Value
Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that in the investment advisor's opinion should have earnings growth faster than that of a market average companies; Small Capitalization Value Portfolio--above average capital appreciation through investment in common small company stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;
International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States;
International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;
Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage
Backed Securities
Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

------------------------------------------------------------
-------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to
U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government
Money Market
Portfolio) are valued as of 4:15 p.m., New York time. The
U.S. Government Money
Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      Securities Transactions and Net Investment Income:
Securities transactions
are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

------------------------------------------------------------
--------------------

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates.
Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.
The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio,
Intermediate-Term Bond Portfolio, Mortgage-Backed Securities
Portfolio and Total
Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the
Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.
Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Foreign Currency Forward Contracts: The International
Equity Portfolio,
International Bond Portfolio, Intermediate-Term Bond
Portfolio and Total Return
Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      Options: The International Equity Portfolio, the
International Bond
Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss.
Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

------------------------------------------------------------
--------------------

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified
Public Accountants (AICPA) Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. Net investment income, net realized gains and net assets were not affected by this change.

                                    Paid-in
Accumulated       Net
                                  Capital in       Net Gain/
Investment
Portfolio               Ref.     excess of par       Loss
Income
---------------------  -------  ---------------   ----------
-   -----------
Large Capitalization
  Growth.............  c,d        $ 2,634,615
$(2,772,374)  $   137,759
Large Capitalization
  Value..............  d            3,001,151
(2,613,471)     (387,680)
Small Capitalization
  Growth.............  c,d           (207,970)
(353,656)      561,626
Small Capitalization
  Value..............  d            1,662,180
(1,577,345)      (84,835)
International
  Equity.............  a,d,e        9,655,686
(7,192,839)   (2,462,847)
International Bond...  a,b           (400,824)
(70,413)      471,237
Total Return Bond....  a,b,d          340,514
(210,309)     (130,205)
Intermediate-Term
  Bond...............  a,b,d          384,043
(272,078)     (111,965)
---------------
 (a) Reclass of net foreign currency gains/losses.
 (b) Reclass of dividends in excess of net investment
income.
 (c) Reclass of net operating losses.
 (d) Reclass of distributions/redemption distributions.
 (e) Reclass of passive foreign investment companies' gains.

      Dividends and Distributions: The International Bond
Portfolio, Total
Return Bond Portfolio, Intermediate-Term Bond Portfolio and
Mortgage Backed
Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S.
Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.
      Deferred Organizational Expenses: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the
Portfolio commenced investment operations.

------------------------------------------------------------
-------
Note 2. Agreements
      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the
Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      The advisers noted below each furnishe investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large
Capitalization Value Portfolio, Small Capitalization Growth
Portfolio and Small
Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each
Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   --------------------------------
----------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   INVESCO Capital Management, Inc.
and
                            Hotchkis and Willey
Small Capitalization
  Growth.................   Nicholas-Applegate Capital
Management
                            and Investment Advisors, Inc.
Small Capitalization
  Value..................   Wood, Struthers & Winthrop
Management
                            Corp. and Lazard Asset
Management
International Equity.....   Lazard Asset Management
International Bond.......   Delaware International Advisers
Ltd.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Management
Co.
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company,
LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                       Total
Portfolio                          Management Fee    Adviser
Fee
--------------------------------   --------------    -------
----
Large Capitalization Growth.....         .60%
 .30%
Large Capitalization Value......         .60%
 .30%
Small Capitalization Growth.....         .60%
 .30%
Small Capitalization Value......         .60%
 .30%
International Equity............         .70%
 .40%
International Bond..............         .50%
 .30%
Total Return Bond...............         .45%
 .25%
Intermediate-Term Bond..........         .45%
 .25%
Mortgage Backed Securities......         .45%
 .25%
U.S. Government Money Market....         .25%
 .125%

      The Fund had a distribution agreement with Prudential
Securities
Incorporated ('PSI') for distribution of the Fund's shares. PSI served the Fund without compensation. Effective June 1, 1998, Prudential Investment Management
Services LLC ('PIMS') became the distributor of the Fund and serves the Fund under the same terms and conditions as under the agreement with PSI.
      PIFM, PSI and PIMS are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.

------------------------------------------------------------
--------------------

------------------------------------------------------------
-------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of
PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1998 as well as the fees due
PMFS as of December 31, 1998.

                                  Amount incurred
                                      for the         Amount
Due
                                     year ended         as
of
                                    December 31,
December 31,
Portfolio                               1998
1998
--------------------------------  ----------------   -------
-----
Large Capitalization Growth.....      $104,000
$9,300
Large Capitalization Value......       105,700
9,400
Small Capitalization Growth.....       104,000
9,000
Small Capitalization Value......        89,000
9,000
International Equity............       102,200
9,000
International Bond..............        33,300
2,900
Total Return Bond...............        41,600
3,800
Intermediate-Term Bond..........        46,000
4,400
Mortgage Backed Securities......        49,100
4,400
U.S. Government Money Market....        17,700
2,100

      For the year ended December 31, 1998, PSI earned approximately $2,700 and
$10,500 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Growth Portfolio and Large Capitalization
Value Portfolio, respectively.

------------------------------------------------------------
-------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December
31, 1998 were as
follows:

Portfolio                              Purchases
Sales
------------------------------------  ------------   -------
-----
Large Capitalization Growth.........  $145,083,038
$164,216,644
Large Capitalization Value..........    65,756,716
75,890,819
Small Capitalization Growth.........   108,701,849
121,868,075
Small Capitalization Value..........    58,289,278
61,097,158
International Equity................   106,570,816
126,772,097
International Bond..................    32,598,383
33,866,356
Total Return Bond...................   256,662,873
222,850,789
Intermediate-Term Bond..............   286,908,180
254,829,589
Mortgage Backed Securities..........    33,637,340
17,356,713

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December
31, 1998, were as follows:

                                            Net
                                        Unrealized
Gross Unrealized
Portfolio                  Basis       Appreciation
Appreciation   Depreciation
----------------------  ------------   -------------   -----
-------   ------------
Large Capitalization
  Growth..............  $196,151,144   $ 134,712,424
$143,114,577   $ 8,402,153
Large Capitalization
  Value...............   201,088,072      80,271,840
91,353,485    11,081,645
Small Capitalization
  Growth..............   125,836,517      34,690,988
41,038,381     6,347,393
Small Capitalization
  Value...............   126,193,395      15,956,085
30,694,040    14,737,955
International
  Equity..............   197,621,727      46,840,190
62,270,909    15,430,719
International Bond....    30,014,065         326,405
737,256       410,851
Total Return Bond.....    81,383,641         392,202
542,239       150,037
Intermediate-Term
  Bond................   111,341,635         680,058
1,080,305       400,247
Mortgage Backed
  Securities..........    70,733,726       1,809,741
2,086,796       277,055

      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1998 of approximately
$458,600 which expires in 2002. Such carryforward is after utilization of approximately $625,000 against net taxable gains realized and recognized during the year ended December 31, 1998. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and International Equity Portfolio are electing to treat net currency losses of approximately $41,400 and $171,500, respectively and the Small Capitalization Growth Portfolio, the Total Return
Bond Portfolio, the Intermediate Term Bond Portfolio and the
Mortgage Backed
Portfolio are electing to treat net capital losses of approximately $860,100,
$155,500, $374,100 and $22,000, respectively, incurred in
the two-month period
ended December 31, 1998 as having been incurred in the following year.
      At December 31, 1998, the Total Return and
Intermediate-Term Bond
Portfolios bought financial futures contracts. The unrealized appreciation on such contracts as of December 31, 1998 were as follows:

Total Return Bond Portfolio:
                                                  Value at
Value at         Unrealized
Number of                        Expiration     December 31,
Trade         Appreciation
Contracts          Type             Date            1998
Date         (Depreciation)
----------    ---------------    ----------     ------------
-----------     --------------
              Long Positions:
   123        5 yr. T-Note       Mar. 1999      $13,941,281
$14,078,695       $ (137,414)
    13        10 yr. T-Note      Mar. 1999        1,549,031
1,569,242          (20,211)
    7         Eurodollar         Dec. 2000        1,657,600
1,656,513            1,087
    7         Eurodollar         Mar. 2001        1,658,913
1,656,800            2,113
    7         Eurodollar         Jun. 2001        1,658,388
1,655,863            2,525
    3         Eurodollar         Sept. 2001         710,550
712,163           (1,613)
    1         Eurodollar         Dec. 2001          236,488
235,475            1,013
    1         Eurodollar         Mar. 2002          236,688
235,525            1,163
    1         Eurodollar         Jun. 2002          236,625
235,463            1,162
    12        90 day LIBOR       Mar. 2000        2,360,924
2,356,366            4,558

--------------

$ (145,617)

--------------

--------------

------------------------------------------------------------
--------------------

Intermediate-Term Bond Portfolio:
                                                  Value at
Value at         Unrealized
Number of                        Expiration     December 31,
Trade         Appreciation
Contracts          Type             Date            1998
Date         (Depreciation)
----------    ---------------    ----------     ------------
-----------     --------------
              Long Positions:
   200        5 yr. T-Note       Mar. 1999      $22,668,750
$22,771,875       $ (103,125)
    11        Eurodollar         Mar. 2001        2,606,863
2,610,000           (3,137)
    11        Eurodollar         Jun. 2001        2,606,037
2,608,062           (2,025)
    11        Eurodollar         Sept. 2001       2,605,350
2,606,538           (1,188)
    11        Eurodollar         Dec. 2000        2,604,800
2,609,775           (4,975)
    18        90 day LIBOR       Mar. 2000        3,537,979
3,531,142            6,837

--------------

$ (107,613)

--------------

--------------

      Transactions in options written during the year ended
December 31, 1998,
were as follows:

                                           Number of
Premiums
Target Total Return                        Contracts
Received
----------------------------------------   ---------    ----
----
Options outstanding at December 31,
  1997..................................        --      $
--
Options written.........................        15
2,872
                                           ---------    ----
----
Options outstanding at December 31,
  1998..................................        15      $
2,872
                                           ---------    ----
----
                                           ---------    ----
----

                                           Number of
Premiums
Intermediate-Term Bond Portfilio           Contracts
Received
----------------------------------------   ---------    ----
----
Options outstanding at December 31,
  1997..................................        --      $
--
Options written.........................        24
4,340
                                           ---------    ----
----
Options outstanding at December 31,
  1998..................................        24      $
4,340
                                           ---------    ----
----
                                           ---------    ----
----

------------------------------------------------------------
--------------------
Note 5. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31,
1998, PIFM and Prudential Bank & Trust owned 259,262 and
223,374 shares of the
International Bond Portfolio, respectively.

      Transactions in shares of beneficial interest during the year ended
December 31, 1998 were as follows:


Shares

Issued in

Reinvestment                           Increase/

of Dividends                          (Decrease)
                                               Shares
and               Shares           in Shares
Portfolio                                       Sold
Distributions       Reacquired        Outstanding
--------------------------------------      -------------
------------       ------------       -----------
Large Capitalization Growth
  Portfolio...........................         3,830,971
1,197,514          (4,954,992)          73,493
Large Capitalization Value
  Portfolio...........................         3,668,396
1,982,225          (4,758,185)         892,436
Small Capitalization Growth
  Portfolio...........................         3,052,747
408,882          (3,755,087)        (293,458 )
Small Capitalization Value
  Portfolio...........................         3,013,164
779,594          (3,677,883)         114,875
International Equity Portfolio........        25,575,077
901,284         (27,414,057)        (937,696 )
International Bond Portfolio..........         1,135,046
142,350          (1,417,310)        (139,914 )
Total Return Bond Portfolio...........         2,988,954
497,282          (1,866,519)       1,619,717
Intermediate-Term Bond Portfolio......         5,691,190
690,608          (5,350,123)       1,031,625
Mortgage Backed Securities Portfolio..         1,637,945
349,295          (1,876,495)         110,745

      Transactions in shares of beneficial interest during the year ended
December 31, 1997 were as follows:


Shares

Issued in

Reinvestment                          Increase/

of Dividends                         (Decrease)
                                               Shares
and              Shares           in Shares
Portfolio                                       Sold
Distributions      Reacquired        Outstanding
--------------------------------------      -------------
------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,273,409
2,367,133         (4,709,116)         931,426
Large Capitalization Value
  Portfolio...........................         3,430,654
1,783,097         (4,539,037)         674,714
Small Capitalization Growth
  Portfolio...........................         2,375,813
1,448,105         (3,049,714)         774,204
Small Capitalization Value
  Portfolio...........................         2,564,741
1,051,562         (2,602,621)       1,013,682
International Equity Portfolio........        23,121,459
2,177,188        (24,872,919)         425,728
International Bond Portfolio..........         1,097,817
157,365         (1,963,982)        (708,800)
Total Return Bond Portfolio...........         1,432,562
273,531         (1,719,713)         (13,620)
Intermediate-Term Bond Portfolio......         2,836,650
620,854         (4,075,790)        (618,286)
Mortgage Backed Securities Portfolio..         1,308,386
354,474         (2,049,370)        (386,510)

------------------------------------------------------------
--------------------

               THE TARGET PORTFOLIO TRUST
               Report of Independent
               Accountants

The Shareholders and Trustees of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth
Portfolio, Large Capitalization Value Portfolio, Small
Capitalization Growth
Portfolio, Small Capitalization Value Portfolio,
International Equity Portfolio,
International Bond Portfolio, Total Return Bond Portfolio,
Intermediate-Term
Bond Portfolio, Mortgage Backed Securities Portfolio and
U.S. Government Money
Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and each of their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above. The accompanying financial highlights for the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

------------------------------------------------------------
--------------------

               THE TARGET PORTFOLIO TRUST
               Federal Income Tax Information
               (Unaudited)

   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 1998. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 1998 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December
31, 1998 as well as
the corporate dividend received deduction percentage:

          Ordinary Dividends*
Redemptions as Distributions           Corporate
        ------------------------      Long-Term
-----------------------------------------    Dividend
                    Short-Term      Capital Gains      Total
Dividends                 Short-Term        Long-Term
Received
Portfolio Income  Capital Gains     Distributions     and
Distributions    Income    Capital Gains     Capital Gains
Deduction
-----   ------    --------------    --------------    ------
-----------    ------    --------------    -------------
---------
Large
Capitalization
  Growth
  Portfolio...    --         --         $1.280             $
1.280            --             --           $ 0.156
0%
Large
Capitalization
  Value
  Portfolio... $0.270     $0.075         1.618
1.963         $0.024        $0.002             0.159
96%
Small
Capitalization
  Growth
  Portfolio...    --      0.034          0.615
0.649            --             --             0.035
0%
Small
Capitalization
  Value
  Portfolio... 0.070      0.071          1.190
1.331         0.010          0.009             0.170
93%
International
  Equity
 Portfolio... 0.100      0.239           0.596
0.935         0.082          0.147             0.424
0%
International
  Bond
 Portfolio... 0.370         --           0.040
0.410            --             --                --
0%
Total
Return
  Bond
  Portfolio... 0.580      0.255          0.085
0.920         0.032          0.018             0.006
0%
Intermediate-Term
  Bond
  Portfolio... 0.610       0.06          0.110
0.780         0.028          0.004             0.006
0%
Mortgage
  Backed
  Securities
 Portfolio.. 0.630         --               --
0.630            --             --                --
0%
U.S.
Government
  Money
  Market
  Portfolio... 0.048         --             --
0.048            --             --                --
0%

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income.
Long-term capital
gains distributions are taxable as capital gains income.

     Further, we wish to advise you that during 1998, the International Equity
Portfolio passed through a foreign tax credit of $0.0389 per share.

               Important Notice For Certain
               Shareholders (Unaudited)

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S.
Government
obligations for the calendar year 1998.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary
Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

   The International Equity Portfolio has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their
U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 1998 the
International Equity Portfolio intends on passing through $.0389 of ordinary income distributions as a foreign tax credit.

                                  Percentage of Interest
from
                                        U.S. Government
Portfolio*                                obligations
-------------------------------   --------------------------
-
Small Capitalization Value
  Portfolio....................               8.64%
International Equity
  Portfolio....................               6.77%
International Bond Portfolio...               3.47%
Total Return Bond Portfolio....               5.96%
Intermediate-Term Bond
  Portfolio....................               4.20%
U.S. Government Money Market
  Portfolio....................               8.87%

   * Due to certain minimum portfolio holding requirements in California,
Connecticut and New York, residents of those states will not be able to exclude
1998 U.S. interest income from state and local taxes.

   Please consult your tax advisor or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities
Financial Advisor.

------------------------------------------------------------
--------------------
                                       57

Large Capitalization
Growth Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       42.07%        19.57%
15.71%
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       44.22%        21.38%
17.48%
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                       (GRAPH)

--Large Capitalization Growth Portfolio    --S&P 500

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Large Capitalization Growth Portfolio with a similar investment in the Standard & Poor's 500 Index (S&P
500) by portraying
the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the
Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 16.00% and the growth of a $10,000 investment would have been $24,332.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock
Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index which may be used to characterize performance of large-cap equity funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Large Capitalization
Value Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year    Five Years    Since
Inception (1/5/93)
                       8.60%        16.38%
13.65%

Without Advisory Fee  One Year    Five Years    Since
Inception (1/5/93)
                      10.25%        18.14%
15.38%
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Large Capitalization Value Portfolio           --S&P 500

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Large Capitalization Value Portfolio with a similar investment in the Standard & Poor's 500 Index (S&P
500) by portraying
the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the
Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 13.93% and the growth of a $10,000 investment would have been $21,843.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock
Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index which may be used to characterize performance of large-cap equity funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Small Capitalization
Growth Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       1.02%         10.75%         11.77%
(11.76%)*
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       2.55%         12.42%         13.48%
(13.46%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Small Capitalization Growth Portfolio               --
Russell 2000

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the
Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 12.05% and the growth of a $10,000 investment would have been $19,773.

The Russell 2000 is a stock market index comprised of the 2,000 smallest
U.S.-domiciled publicly traded common stocks that are included in the Russell
3000 Index. These common stocks represent approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S.-domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the Russell 2000 may differ substantially from the securities in the Portfolio. The Russell 2000 is not the only index which may be used to characterize performance of small-cap equity funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense
subsidizations, the
Portfolio's Average Annual Total returns would have been
lower, as indicated
in parentheses (  ).
                                   60

Small Capitalization
Value Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       -8.02%         7.79%         11.21%
(11.20%)*
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       -6.62%         9.42%         12.91%
(12.90%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Small Capitalization Value Portfolio             --Russell
2000

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the
Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 11.49% and the growth of a $10,000 investment would have been $19,189.

The Russell 2000 is a stock market index comprised of the 2,000 smallest
U.S.-domiciled publicly traded common stocks that are included in the Russell
3000 Index. These common stocks represent approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S.-domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the Russell 2000 may differ substantially from the securities in the Portfolio. The Russell 2000 is not the only index which may be used to characterize performance of small-cap equity funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense subsidizations, the
Portfolio's Average Annual Total returns would have been lower, as indicated in parentheses ( ).

International Equity
Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       13.76%         9.56%
12.81%
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       15.49%        11.22%
14.53%
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--International Equity Portfolio                  --Morgan
Stanley EAFE Index

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target International Equity
Portfolio with a
similar investment in the Morgan Stanley Capital
International Europe,
Australia, Far East Index (EAFE Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities
Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been
13.09% and the growth of a $10,000 investment would have been $20,899.

The EAFE Index is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in
Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the EAFE Index may differ substantially from the securities in the Portfolio. The EAFE Index is not the only index that may be used to characterize performance of international equity funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

International Bond
Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee         One Year         Since Inception
(5/17/94)
                            7.47%               3.63%
(3.53%)*
------------------------------------------------------------
-----------
Without Advisory Fee      One Year         Since Inception
(5/17/94)
                           8.55%                4.67%
(4.58%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--International Bond Portfolio            --Salomon Smith
Barney Non-U.S.
                                                World
Government WB Index

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target International Bond
Portfolio with a similar
investment in the Salomon Smith Barney Non-U.S. World
Government Bond Index
(WB Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year
(December 31), as measured on a quarterly basis, beginning in 1994. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities
Target Program of 1.00%
annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 3.26% and the growth of a
$10,000 investment would have been $11,604.

The WB Index measures the total return performance of high-quality securities in major sectors of the international bond market. The WB index covers approximately 600 bonds from 17 currencies. Only high-quality, straight issues are included. The index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least 1 year of remaining life. The WB Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the WB Index may differ substantially from the securities in the Portfolio. The WB Index is not the only index that may be used to characterize performance of international bond funds and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense
subsidizations, the
Portfolio's Average Annual Total returns would have been
lower, as indicated
in parentheses (  ).
                                  63

Total Return Bond
Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year    Five Years       Since
Inception (1/5/93)
                       7.20%    6.39% (6.33%)*
6.85% (6.77%)*
------------------------------------------------------------
-----------
Without Advisory Fee  One Year    Five Years       Since
Inception (1/5/93)
                       8.28%     7.47% (7.40%)*
7.93% (7.85%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Total Return Bond Portfolio               --Lehman
Gov't/Corp. Index

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Total Return Bond Portfolio with a similar investment in the Lehman Government/Corporate Index (LGCI) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the
Prudential Securities Target Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 6.48% and the growth of a $10,000 investment would have been $14,566.

The LGCI is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of ten years.
The LGCI is an unmanaged index and includes the reinvestment of all income, but does not reflect the payment of transaction costs. The securities that comprise the LGCI may differ substantially from the securities in the
Portfolio. The LGCI is not the only index that may be used to characterize performance of bond funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense
subsidizations, the
Portfolio's Average Annual Total returns would have been
lower, as indicated
in parentheses (  ).
                                     64

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       6.02%         5.86%           6.27%
(6.25%)*
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       7.09%         6.93%           7.34%
(7.33%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Intermediate-Term Bond Portfolio          --Lehman Int.
Gov't/Corp. Index

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio with a similar investment in the Lehman Intermediate Government/Corporate Index (LIGC
Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually.
For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.90% and the growth of a $10,000 investment would have been $14,095.

The LIGC Index is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to 10 years remaining to maturity, rated investment grade and having $50 million or more outstanding. The LIGC Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the LIGC Index may differ substantially from the securities in the Portfolio. The LIGC Index is not the only index that may be used to characterize performance of intermediate-term bond funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense
subsidizations, the
Portfolio's Average Annual Total returns would have been
lower, as indicated
in parentheses (  ).
                                  65

Mortgage Backed
Securities Portfolio

Average Annual Total Returns
------------------------------------------------------------
-----------
With Advisory Fee     One Year     Five Years   Since
Inception (1/5/93)
                       5.31%     6.08% (6.04%)*      6.37%
(6.29%)*
------------------------------------------------------------
-----------
Without Advisory Fee  One Year     Five Years   Since
Inception (1/5/93)
                       6.37%     7.15% (7.11%)*      7.45%
(7.36%)*
------------------------------------------------------------
-----------

Comparison of Change in Value of a $10,000 Investment

                          (GRAPH)

--Mortgage Backed Securities Portfolio   --Salomon Smith
Barney MBS Index

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Mortgage Backed
Securities Portfolio with a
similar investment in the Salomon Smith Barney Mortgage
Backed Securities (MBS)
Index (Mortgage Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year
(December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities
Target Program of 1.00%
annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 6.00% and the growth of a
$10,000 investment would have been $14,179.

The Mortgage Index is comprised of 30- and 15- year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The Mortgage Index is an unmanaged index and includes the reinvestment of all cash flows, but does not reflect the payment of transaction costs. The securities which comprise the
Mortgage Index may differ substantially from the securities in the Portfolio.
The Mortgage Index is not the only index that may be used to characterize performance of mortgage-backed security funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

*Without Waiver of Management Fees and/or expense
subsidizations, the
Portfolio's Average Annual Total returns would have been
lower, as indicated
in parentheses (  ).
                                 66

Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
Brian M. Storms

Officers
Brian M. Storms
President
Robert F. Gunia
Vice President
Grace C. Torres
Treasurer
Stephen M. Ungerman
Assistant Treasurer
David F. Connor
Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center One Station Plaza
Stamford, CT 06902

Delaware International
Advisers Ltd.
80 Cheapside
London, EC2V6EE
United Kingdom

Hotchkis and Wiley
800 West Sixth Street
Los Angeles, CA 90017

INVESCO Capital Management, Inc.
1315 Peachtree Street
Suite 500
Atlanta, GA 30309

Investment Advisers, Inc.
3700 First Bank Place
P.O. Box 357
Minneapolis, MN 55440

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Nicholas-Applegate
Capital Management
600 West Broadway
San Diego, CA 92101

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Wellington
Management Company
75 State Street
Boston, MA 02109

Wood, Struthers & Winthrop
Management Corp.
277 Park Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
Raritan Plaza One
Edison, NJ 08837

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

875921 87 6     875921 40 5     875921 88 4     875921 60 3
875921 20 7     875921 30 6     875921 80 1
875921 10 8     875921 50 4     875921 70 2     TMF 158 E


(LOGO)